UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02064
PAX WORLD FUNDS SERIES TRUST I
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801

(Address of principal executive offices)	(Zip code)
Pax World Management Corp.
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.: Joseph Keefe

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-767-1729
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

For More Information

General Fund Information
800.767.1729

Shareholder Account Information
800.372.7827

Account Inquiries
Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Adviser
Pax World Management Corp.
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Transfer and Dividend Disbursing Agent PFPC, Inc. P.O. Box 9824 Providence, RI 02940-8024 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110

Letter to Shareholders
by Joseph Keefe, President & CEO
Dear fellow shareholders,
I am pleased to provide you with the 2007 Annual Report of Pax World Funds.
As I write, financial markets continue to experience unusual turmoil due to the subprime mortgage crisis, resulting contagion and a loss of confidence in the ability of major financial institutions to properly manage risk. The housing downturn, rising energy prices and a weakened dollar are fueling concern about the direction of the U.S. economy. At the same time, there is a growing interest in sustainability and all things “green,” and a growing sense of urgency about tackling some of the world’s major problems — from global poverty to climate change. Sustainable investing is at the heart of this burgeoning movement. This presents a unique set of challenges and opportunities for Pax World and its shareholders, and I believe there is much cause for optimism as we take stock of 2007 and look ahead to 2008.
Although 2007 was somewhat of an emotional roller coaster, it turned out to be a generally positive year for markets as well as for Pax World investors. You will read about our own portfolio performance below, but overall, the Dow Jones Industrial Average, S&P 500, and NASDAQ Composite Index returned 8.87%, 5.49%, and 10.65%, respectively. These returns were respectable considering the challenges facing markets — rising energy prices, soft corporate profits, a weakening dollar, and toward the end of 2007, the subprime mortage debacle and credit crunch. As 2008 began, talk of recession dominated the airwaves and markets were whipsawed by volatility linked to the housing downturn and the subprime/liquidity crisis. The Federal Reserve felt it necessary to intervene with aggressive rate cuts while the President and Congress hurriedly put together a stimulus package to boost the economy. There has been some debate about the wisdom of both moves.
Regarding interest rates, the Fed has been criticized in some quarters for acting precipitously, panicked by volatility in the capital markets. These critics argue that restoring faith in financial markets will be more difficult if policy makers simply kick the can down the road and postpone the day of reckoning. Low interest rates and easy credit helped fuel this crisis, which is fundamentally a debt crisis. Lending standards deteriorated to the point where risk was not adequately being priced into the market. Risky mortage loans based on inflated home prices were pooled together in so-called structured investment vehicles (SIVs) which were then sold to institutional investors. Banks, hedge funds and private equity firms increasingly financed their expansion via such increasingly complex and opaque leverage. Total household debt soared by 75% over the past five years as consumers ran to the mall and bought homes beyond their reach — hoping that rising home prices and low interest rates would continue to bail them out. Our national debt has soared to $9 trillion and our current trade deficit has soared to approximately $850 billion, as we continue to consume more than we produce, borrowing more and more to finance the difference. Bubbles like this tend to burst, and when the financial sector is involved, it impacts the entire economy. Whether continued low interest rates are the anwer or instead compound the problem is at this point anybody’s guess.
The stimulus package passed by Congress and signed by the President may be less than meets the eye as well. This legislation operates with a lag and its effects will not likely be felt until the second half of the year, if at all. Moreover, a significant part of the “stimulus” will apparently go as investment tax credits to businesses, many of whom would have made the investments anyway, while the remainder will come in the form of rebates to taxpayers who might better spend the money paying off debt rather than heading back to the mall. Boosting short-term consumption, in other words, may not do the trick, particularly if housing prices continue to fall. Policy makers may have also missed a golden opportunity to do something far more creative and stimulative: investing in efforts to stabilize housing prices; in badly needed infrastrucure improvements (bridges, ports, mass transit, the electricity grid); and in programs to lower emissions and promote renewable energy. Some of these options could have helped create jobs and stimulate the “green” sector, on which so much of our future economic growth will depend. So, it may turn out that an election-year stimulus package focused on short-term palliatives will not have appreciable impact on what are really long-term problems.
Amidst all this uncertainty, we at Pax World believe there is reason for optimism even if markets remain volatile in the near term. Our portfolio managers continue to believe, for example, that there are manifold opportunities for investors who take a global perspective. Much of the rest of the world, both emerging as well as developed markets, has been growing at a faster rate than the United States. This creates an opportunity that our portfolio managers have seized upon by increasing exposure to global markets, which provides the dual positive effect of solid diversification with potentially higher returns. Other opportunities include the growth of alternative energy and the rise in commodity prices. The price of a barrel of oil went from the low $60s to the high $90 range in less than a year. These rising oil prices, coupled with the need to address global climate change, have resulted in a growing push for alternative energy. Solar stocks, for example, have been strong contributors in the Pax World Growth Fund. The healthy demand in commodities, fueled by rapidly growing economies such as those in China, Russia, Brazil, and India, is also a trend our fund managers have taken advantage of by investing in companies that provide agricultural equipment and infrastructure services. So, despite market jitters, our portfolio managers believe that staying defensive with U.S. companies and looking for companies that can take advantage of continued global growth will help position our portfolios to weather the storms of a volatile market.
We are confident enough in the future — and in particular the future of sustainable investing — that we have been busy launching new funds so that we can offer additional investment options to Pax World shareholders. In September 2007, we launched the Pax World Value Fund and in October 2007 acquired what is now known as the Pax World Women’s Equity Fund. We also have filed registration statements with the Securities and Exchange Commission to launch three additional funds — a Small-Cap Fund, an International Fund and a global clean tech fund that we are calling the “Global Green Fund” — in the early months of 20081. Of the five new funds we will have launched during 2007 and 2008, three are in asset classes that fill out Pax World’s fund line-up by providing additional diversification and asset allocation opportunities to our shareholders: value stocks, small-cap stocks and international stocks. The other two funds touch on themes we believe are of particular interest to Pax World investors: gender equality and women’s empowerment in the case of the Pax World Women’s Equity Fund; environmental innovation and clean technology in the case of the Global Green Fund.
Sadly, the visionary founder of the Women’s Equity Fund, Linda Pei, passed away less than two months after the merger of this Fund into Pax World. We are determined to carry out Linda’s vision and honor her legacy as we bring the Fund to a wider audience of investors who seek to promote gender equality and women’s advancement by investing in companies that invest in women. You will find a brief tribute to Linda’s life and legacy on the Pax World website (www.paxworld.com).
Pax World had a busy 2007 on other fronts as well. We began providing quarterly account statements to shareholders. We overhauled our web site. We even moved into

[1]	The information in this report regarding the Pax World Small Cap Fund, Pax World International Fund and Pax World Global Green Fund is not complete and may be changed. No shares of these funds may be sold until the registration statement relating to these funds filed with the Securities and Exchange Commission is effective. This report is not an offer to sell shares of these funds and is not soliciting an offer to buy shares of these funds in any state where the offer or sale is not permitted.

new headquarters. Our investment adviser, Pax World Management Corp. (PWMC), has been increasingly active in community affairs. During 2007, PWMC endowed a scholarship fund at the School of Community Economic Development (SCED) at Southern New Hampshire University (www.snhu.edu). This scholarship will support African students studying in the U.S. who intend to return to Africa to work in the areas of poverty reduction and sustainable development. PWMC also made a three-year commitment to support the work of Odyssey House New Hampshire (www.odysseynh.org) in building a Recovery School for students grades 7 through 12 committed to working on sobriety within a school-based alcohol and drug treatment and recovery program. These efforts are in addition to PWMC’s longstanding support for the global relief and reconciliation work of Mercy Corps (www.mercycorps.org) and other community and charitable activities.
As we look forward to 2008 and beyond, I am convinced there will be more and greater opportunities for Pax World and its shareholders to have a positive impact —both in our own communities and on a global scale. The world is shrinking. Our challenges and our opportunities are becoming global in nature. At Pax, we are convinced that investors can make a difference, and that investing in companies that make a difference is the best strategy for long-term investors. We call it Sustainable Investing, and we believe it is the wave of the future as we transition from an industrial to a post-industrial, sustainable economy. At Pax World, we want our investors to participate in and prosper from this transformation in ways that benefit them and their families for generations to come.
So, our perspective is long term because we believe that’s what best serves you, our shareholders. In our opinion it is the best way to manage investments, to manage businesses, and for that matter, to manage the economy. There will always be temporary downturns or volatility. What we have to do is take a long-term view, and when one does that, there is always reason for optimism — and there is always reason for hope.
Here’s to hope — and to you and your families for 2008.
Peace,

Joseph F. Keefe
President and CEO

Performance Information
Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management Corp. and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.
Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).
Average annual total returns For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter — in this case, December 31, 2007. This helps you to compare funds from different complexes on an equal basis.
Sustainable investing The Pax World Funds’ sustainable investing policies may inhibit the Funds’ ability to participate in certain attractive investment opportunities that otherwise would be consistent with their investment objectives and other principal investment strategies.

December 31, 2007
Pax World Balanced Fund
Portfolio Manager’s Comments
How did the Pax World Balanced Fund perform in 2007? For the one-year period ended December 31, 2007, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 9.44%, 9.68%, and 9.46%, respectively, vs. 5.49% for the S&P 500 Index and 6.08% for the 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index blend. For the same one-year period the Lipper Balanced Fund Index had a total return of 6.53%.
What were the most important factors that influenced the performance of the Pax World Balanced Fund during 2007? In 2007 the Fund continued to hold more towards equities than bonds, ending the year with about 73% in stocks, 26% in bonds, and 1% in cash. This proved to be a successful strategy, as the Fund’s equity holdings outperformed its bond holdings for the one-year period.
An overweight allocation in the Telecommunication Services sector contributed positively to the Fund’s performance on both an absolute and relative basis. The Fund’s underweight allocation in Financials helped its relative return.
Even though the Fund was underweight in Industrials, our stock selection helped outperform on both a relative and absolute basis in that sector. Stock holdings in the Materials sector negatively impacted the performance of the Fund.
What are some examples of securities bought and sold by the Pax World Balanced Fund during 2007? The Fund added selectively to its Financials sector with recent purchases of Goldman Sachs (investment bank) and BlackRock (mutual fund adviser).
We removed from the portfolio securities that were tied to consumer discretionary spending, e.g. O’Reilly Automotive, Toyota Motor Corp., and Ruth’s Chris Steakhouse. We also removed two packaging companies, Bemis and Sealed Air, due to high commodity costs impacting their bottom line. The Fund also eliminated its holdings in Cemex, Abbot Laboratories, and Weatherford International because they did not pass our ESG criteria.

December 31, 2007
Portfolio Highlights
Average Total Returns — Period ended December 31, 2007

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PAXWX	9.44%	8.49%	11.16%	8.06%
Institutional Class[2]	PAXIX	9.68%	8.57%	11.21%	8.08%
R Class[3]	PAXRX	9.46%	8.49%	11.17%	8.06%

S&P 500 Index[4,8]		5.49%	8.62%	12.82%	5.91%
Blended Index[5,6,8]		6.08%	7.00%	9.46%	5.93%
Lipper Balanced Fund Index[7,8]		6.53%	7.74%	10.33%	6.14%

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class Inception date return since April 2, 2007 is 7.84% (cumulative).

December 31, 2007
Pax World Balanced Fund, continued

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of the Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class Inception date return since April 2, 2007 is 7.61% (cumulative).

[4]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

[5]	The Blended Index is comprised of 60% S&P 500 Index/40% Lehman Brother Aggregate Bond Index.

[6]	The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]	The Lipper Balanced Fund Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Fund Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Fund Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]	Unlike the Balanced Fund, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Fund Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	54.8%
U.S. Bonds	26.1%
Foreign Stocks	17.8%
Cash & Equivalents	0.7%
Foreign Bonds	0.3%
Exchange Traded Funds	0.3%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Deere & Co.	2.1%
CVS Caremark Corp.	2.1%
Cisco Systems, Inc.	2.0%
America Movil SAB de CV, ADR	1.9%
Procter & Gamble Co.	1.8%
Baker Hughes, Inc.	1.6%
Nokia OYJ, ADR	1.6%
GameStop Corp., Class A	1.6%
Medtronic, Inc.	1.4%
Lincoln National Corp.	1.4%

Total	17.5%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2007
Pax World Balanced Fund, continued
Sector Diversification

Sector	Percent of Net Assets
Bonds (2.4% corp, 23.8% agency)	26.2%
Information Technology	17.0%
Consumer Staples	8.4%
Industrials	7.6%
Telecommunication Services	7.2%
Financials	7.1%
Energy	7.1%
Health Care	7.0%
Consumer Discretionary	5.2%
Utilities	5.1%
Materials	0.9%
Exchange Traded Funds	0.3%
Other	0.9%
Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2007
Pax World Growth Fund
Portfolio Managers’ Comments
How did the Pax World Growth Fund perform in 2007? For the one-year period ended December 31, 2007, the Individual Investor Class, the Institutional Class and the R Class of the Fund had total returns of 13.39%, 13.46%, and 13.30%, respectively vs. total returns of 11.40% for the Russell 3000 Growth Index, 5.49% for the S&P 500 Index and 12.79% for the Lipper Multi-Cap Growth Funds Index.
What were the most important factors that influenced the performance of the Pax World Growth Fund during 2007? The most important factors that influenced performance of the Growth Fund in 2007 were stock selection and sector allocation. Specifically Garmin Ltd., CommScope Inc., and Suntech Power were major outperformers. In particular, Garmin Ltd. and Suntech Power were up over 100% for the time period held. The Fund was also overweight in the Energy and Health Care sectors, which all outperformed the index. The Fund’s performance especially was helped by being significantly overweight Energy, which benefited from rising oil prices and governments’ incentives to the alternative energy industry.
Even though the Fund outperformed the Russell 3000 Growth Index by roughly 200 basis points there were still some negative factors. The Fund’s investments in the Information Technology sector underperformed. Stocks such as Akamai Technologies, Inc. and Digital River, Inc. were a drag on performance.
What are some examples of securities bought and sold by the Pax World Growth Fund during 2007? On the selling side, the Fund eliminated some positions in companies that performed well but that we felt would not continue to perform in the future. These include companies such as Garmin, Ltd., Cerner Corp. and Tractor Supply Company. The Growth Fund added to securities across a variety of sectors with an eye out for companies that have global exposure and companies that we felt would do well in a slowing economy. Some examples include International Business Machines and Intel Corp.

December 31, 2007
Portfolio Highlights
The line graph above for the Pax World Growth Fund includes the initial sales charge that was in effect until 11/1/99. If the initial sales charge of 2.5% were not taken into account, a $10,000 investment on 12/31/97 would have netted $14, 707 for Individual Investor Class, $14,717 for Institutional Class, and $14,697 for R Class as of December 31, 2007.
Average Total Returns — Period ended December 31, 2007

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWGX	13.39%	5.91%	14.36%	3.93%
Institutional Class[2]	PWGIX	13.46%	5.93%	14.38%	3.94%
R Class[3]	PXGRX	13.30%	5.88%	14.35%	3.92%

Russell 3000 Growth Index[4,7]		11.40%	8.64%	12.42%	3.83%
S&P500 Index[5,7]		5.49%	8.62%	12.82%	5.91%
Lipper Multi-Cap Growth Funds Index[6,7]		12.79%	10.36%	15.15%	5.50%

[1]	Rate of return figures do not include the 2.50% initial sales charge that was in effect until November 1, 1999. The average annualized total return for the ten year period with the initial sales charge included is 3.67%. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

December 31, 2007
Pax World Growth Fund, continued

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class Inception date return since April 2, 2007 is 8.53% (cumulative).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of the Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class Inception date return since April 2, 2007 is 8.37% (cumulative).

[4]	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization. Unlike the Growth Fund, the Russell 3000 Growth Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

[5]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

[6]	The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[7]	Unlike the Growth Fund, the Russell 3000 Growth Index, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	85.9%
Foreign Stocks	11.6%
Cash & Equivalents	1.5%
Exchange Traded Funds	1.0%

Total	100.0%

December 31, 2007
Pax World Growth Fund, continued
Top Ten Holdings

Company	Percent of Net Assets
CVS Caremark Corp.	4.2%
Thermo Fisher Scientific, Inc.	3.5%
Baker Hughes, Inc.	3.5%
Viacom, Inc., Class B	3.5%
International Business Machines Corp.	2.8%
America Movil SAB de CV, ADR	2.7%
Vodafone Group PLC, ADR	2.6%
Tower Group, Inc.	2.5%
Quanta Services, Inc.	2.4%
Gilead Sciences, Inc.	2.4%
Total	30.1%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Information Technology	17.9%
Health Care	16.9%
Industrials	13.1%
Financials	12.5%
Energy	10.5%
Consumer Discretionary	8.4%
Consumer Staples	6.4%
Telecommunications Services	6.4%
Materials	4.0%
Utilities	1.7%
Exchange Traded Funds	1.0%
Other	1.2%
Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2007
Pax World High Yield Bond Fund
Portfolio Manager’s Comments
How did the Pax World High Yield Bond Fund perform in 2007? For the one-year period ended December 31, 2007, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 5.80%, 5.68%, and 5.46%, respectively, vs. total returns of 2.17% for the Merrill Lynch High Yield Master I Index and 2.13% for Lipper High Current Yield Fund Index for the same one-year period.
What were the most important factors that influenced the performance of the Pax World High Yield Bond Fund during 2007? The Fund’s performance was influenced by good security selections, overweighting single B’s, which outperformed all other ratings classes, and a strong Euro. In addition, the Fund was underweight financials and housing, the two worst performing sectors in 2007 due to the sub-prime crisis.
The Fund’s 2007 performance was aided by some of its better-performing bonds last year. These included Compucom, a computer services company whose bonds were tendered at a substantial premium; Maxcom Telecom, a Mexican telecom company; Gregg Appliances, an electronics retailer whose bonds were tendered after the company did an IPO, and FTI Consulting, a consulting services company that was the Fund’s largest position at year-end.
The Fund also benefited from some of its sector weightings. The Fund was overweight in telecom and consumer non-cyclicals both of which had a better than average return. In addition, the Fund was underweighted in financials, and consumer and services cyclicals — sectors that returned less than the market average.
What are some examples of securities bought and sold by the Pax World High Yield Bond Fund during 2007? The Fund bought a new issue of Intergen, an international power generation company that has a number of power stations and a natural gas pipeline. We also purchased Eletropaulo Metropolitan, the largest electricity distributor company in Latin America. In addition we added to our positions in FTI Consulting and Metro PCS, a wireless cellular telecom company.
We sold Plygem, a building and construction products company that was negatively affected by the housing slowdown. We also sold Thornburg Mortgage, a REIT, before the bond price dropped over 40 points due to fear stemming from the sub-prime

December 31, 2007
debacle. Thornburg invested only in higher quality, jumbo mortgages but was affected by the ensuing liquidity crunch that made it more difficult for the company to raise necessary capital for its business.
We also sold Uno Restaurant Corp., which was struggling to turn its business around and Freescale Semiconductor, a semiconductor manufacturer that was experiencing margins pressures due to weaker demand from Motorola and the auto industry. Both of these bonds fell in value after we sold them.
Several issues were either tendered or called resulting in nice profits for the Fund. These were Compucom, Pinnacle Foods, Gregg Appliances, Concentra Operating, and Blue Ridge Paper.
Portfolio Highlights
Average Total Returns — Period ended December 31, 2007

	Ticker				Since
Share class	Symbol	1 year	3 year	5 year	Inception

Individual Investor Class[1]	PAXHX	5.80%	6.03%	8.91%	5.59%
Institutional Class[2]	PXHIX	5.68%	6.21%	9.06%	5.68%
R Class[3]	PXHRX	5.46%	5.91%	8.84%	5.55%

Merrill Lynch High Yield Master I Index[4,6]		2.17%	5.46%	10.57%	6.59%
Lipper High Current Yield Fund Index[5,6]		2.13%	5.04%	10.07%	4.58%

December 31, 2007
Pax World High Yield Bond Fund, continued

[1]	The Fund’s inception date is October 8, 1999. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares represents the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class Inception date return since June 1, 2004 is 7.91% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of the Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class Inception date return since April 2, 2007 is 1.94% (cumulative).

[4]	The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

[5]	The Lipper High Current Yield Fund Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Fund Average. The Lipper High Current Yield Fund Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Fund Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the High Yield Bond Fund, the Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Fund Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Fund Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Bonds	61.0%
Foreign Bonds	26.1%
Cash & Equivalents	10.9%
U.S. Stocks	1.3%
Exchange Traded Funds	0.7%

Total	100.0%
Credit Quality

Bond Rating	Percent of Bonds

BBB	1.2%
BB	23.1%
B	65.3%
CCC	9.5%
Not Rated	0.9%

Total	100.0%

December 31, 2007
Pax World High Yield Bond Fund, continued
Top Ten Holdings

Company	Percent of Net Assets

FTI Consulting, Inc., 7.750%, 10/01/16	2.2%
Community Health Systems, Inc., 8.875%, 07/15/15	1.8%
Travelport, LLC, 9.349%, 09/01/14	1.8%
Foodcorp, Ltd., 144A, 8.875%, 06/15/12	1.8%
Ultrapetrol Bahamas, Ltd., 9.000%, 11/24/14	1.7%
Wind Acquisition Finance SA, 144A, 10.750%, 12/01/15	1.7%
Brookstone Co., Inc., 12.000%, 10/15/12	1.7%
Millicom International Cellular SA, 10.000%, 12/01/13	1.6%
Eletropaulo Metropolitan, 144A, 19.125%, 06/28/10	1.6%
Maxcom Telecomunicacione SA, 11.000%, 12/15/14	1.6%

Total	17.5%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash & equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Consumer Discretionary	18.9%
Industrials	14.7%
Energy	12.3%
Telecommunication Services	11.5%
Consumer Staples	7.0%
Health Care	6.8%
Utilities	5.7%
Financials	4.6%
Materials	3.2%
Information Technology	2.0%
Exchange Traded Funds	0.8%
Other	12.5%

Total	100.0%
Geographic Diversification

Country	Percent of Net Assets

United States[1]	74.4%
Mexico	4.8%
Cayman Islands	3.4%
Luxembourg	3.3%
South Africa	3.2%
Bahamas	1.7%
Brazil	1.6%
France	1.6%
Argentina	1.3%
Netherlands	1.1%
Singapore	1.1%
Bermuda	1.0%
Denmark	0.8%
Hong Kong	0.7%

Total	100.0%

[1]	Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

December 31, 2007
Pax World Value Fund
Portfolio Manager’s Comments
How did the Pax World Value Fund perform for the since-inception period from September 17, 2007 to December 31, 2007? For the period from the Fund’s inception on September 17, 2007 until December 31, 2007, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 0.03%, 0.10%, and -0.05%, respectively, vs. 0.21% for the Russell 1000 Index. For the same since-inception period the Lipper Multi-Cap Value Index had a total return of -2.79%.
What were the most important factors that influenced the performance of the Pax World Value Fund during the since-inception period from September 17, 2007 to December 31, 2007? During second half 2007, we experienced a market environment that revealed whiffs of both euphoria and panic, creating a mini-bubble and burst all within a few days. In the first two months of the fourth quarter, widespread concerns of sub-prime lending and liquidity concerns gripped the markets in fear, sending the S&P 500 down over 8.7% before the markets rallied again toward the end of the quarter, rising 4.8% from the lows. Overall, the S&P 500 Index was down -3.3% for the fourth quarter of 2007.
Against this backdrop, the Fund focused on high quality companies that we felt would be able to sustain earnings and cash flow growth amidst this shifting environment. This emphasis led us to underweight industrials and technology stocks — the sectors that tend to be most influenced by cyclical demand trends and corporate spending. The Fund was over-weighted in the more defensive areas of the market, such as telecommunications and utilities. Throughout the period we continued to add to our financial sector exposure, which proved to be premature. However, we believe this is the time to buy well run global franchises at attractive valuations.
In the financial sector Bank of New York outperformed, as its exposure to sub-prime lending and other problems within that sector were negligible. On the other hand, performance was detracted by other financial stocks, Bank of America (BAC) and Citigroup. As the sub-prime issues were unfolding, these stocks were under pressure and the Fund initiated a position in Citigroup and added to its BAC holdings at the levels we thought were attractive. However, as the credit issues unfolded — much

December 31, 2007
deeper and broader than initially expected, these stocks continued to be under pressure and contributed negatively to the performance. We expect the issues to pass and believe these companies will be much stronger going forward.
The Fund also benefited by its exposure to high quality international telecom stocks — such as Telefonica, TeliaSonera, and Portugal Telecom.
What are some examples of securities bought and sold by the Pax World Value Fund during the since-inception period from September 17, 2007 to December 31, 2007? Saks (SKS), Whiting Petroleum (WLL) and Bank of New York (BK) were purchases noteworthy of mention. SKS, a high-end retailer was sparked by takeout rumors by several interested buyers given the outstanding brand franchise the company sports and a scarcity value in the high end retail space. WLL, a well run independent oil and gas company in the U.S., benefited from the higher energy prices.
Portfolio Highlights

December 31, 2007
Pax World Value Fund, continued
Average Total Returns1 — Period ended December 31, 2007

	Ticker		Since
Share class	Symbol	Quarter	Inception

Individual Investor Class	PAXVX	-3.63%	0.03%
Institutional Class	PXVIX	-3.57%	0.10%
R Class	PXVRX	-3.71%	-0.05%

Russell 1000 Index[1,3]		-3.23%	0.21%
Lipper Multi-Cap Value Fund Index[2,3]		-5.73%	-2.79%
The Fund’s inception date is September 17, 2007. Total returns for periods of less than 1 year have not been annualized. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Russell 1000 Index measures the performance of the largest 1000 securities in the Russell 3000, representing approximately 92% of the U.S. Equity market. Unlike the Value Fund, the Russell 1000 Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

[2]	The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds Average. The Lipper Multi-Cap Value Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Value Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Growth Fund, the Lipper Multi-Cap Growth Funds Index is not an investment, is not professionally managed and has no policy of sustainable investing.

[3]	Unlike the Value Fund, the Russell 1000 Index and the Lipper Multi-Cap ValueFund Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Value Fund Index) do not reflect deductions for fees, expenses or taxes.

December 31, 2007
Pax World Value Fund, continued

Asset Allocation	Percent of Investments

U.S. Stocks	78.2%
Foreign Stocks	17.9%
Cash & Equivalents	3.2%
Exchange Traded Funds	0.7%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Whiting Petroleum Corp.	3.8%
BP PLC, ADR	3.8%
Energy East Corp.	3.3%
Kraft Food, Inc., Class A	2.8%
Boston Private Financial Holdings, Inc.	2.7%
Bright Horizons Family Solutions, Inc.	2.4%
Saks, Inc.	2.3%
Bank of America Corp.	2.2%
Legg Mason, Inc.	2.2%
Ameriprise Financial, Inc.	2.1%

Total	27.6%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Financials	22.9%
Energy	11.7%
Information Technology	10.7%
Consumer Discretionary	10.0%
Consumer Staples	8.9%
Industrials	8.4%
Health Care	8.1%
Telecommunications Services	7.2%
Utilities	6.5%
Materials	2.0%
Exchange Traded Funds	0.7%
Other	2.9%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2007
Pax World Women’s Equity Fund
Portfolio Manager’s Comments
How did the Pax World Women’s Equity Fund perform in 2007? For the one-year period ended December 31, 2007, the Individual Investor Class and the Institutional Class of the Fund had total returns of 10.58% and 10.92%, respectively, vs. 5.14% for the Russell 3000 Index and 5.49% for the S&P 500 Index. For the same one-year period the Lipper Multi-Cap Core Fund Index had a total return of 5.97%.
What were the most important factors that influenced the performance of the Pax World Women’s Equity Fund during 2007? The Fund experienced a change in management when the Fund was merged into the Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, on October 29, 2007. We began managing the Fund at that time.
The second half of 2007 started with a serious credit crunch that led to flight-to-quality, creating a short burst of volatility. This was followed by the Fed’s unprecedented move to lower the Fed Funds rate as well the Discount Rate, which brought concerns of economic slowdown and recession back into markets.
The impact was particularly felt in the prior equity leadership areas of small cap and the value styles. In the fourth quarter of 2007, small caps, measured by Russell 2000, underperformed by 135 basis points relative to Russell 1000, the large cap index. But the biggest performance impact was felt between styles; following the prior quarter trend, growth continued its outperformance over value, marching ahead by over 500 basis points. As the Fund’s high quality growth positioning proved to be a bell-weather strategy during a time when higher-risk strategies tended to be rewarded, the Fund outperformed the benchmark Russell 3000 Index for the year by over 500 basis points. This emphasis led the Fund to underweight financials and consumer discretionary stocks — the sectors that tend to be most influenced by cyclical trends in consumer credit and housing recession concerns. The Fund overweighted the more defensive areas of the market, such as consumer staples and health care. These tend to be sectors where we believe the cash flow and earnings-growth prospects are more favorable.
During the period, performance was helped by good stock selection in consumer

December 31, 2007
discretionary, materials and financial sectors. Staples, Sigma Aldrich and State Street Corp. are noteworthy of mention. Consumer discretionary sector performance was helped by not owning media and home improvement stocks. In the materials sector Sigma Aldrich, an industry leader that manufactures chemical and other organic products for biotech and pharmaceutical companies, benefited from the growth in biotech research leading to strong revenue growth.
In the financial sector, State Street Corp. outperformed because its exposure to sub-prime lending was negligible. Bank of America and Citigroup, however, contributed negatively to the Fund’s performance as these stocks were under increasing pressure as credit issues unfolded.
What are some examples of securities bought and sold by the Pax World Women’s Equity Fund during 2007? In the consumer discretionary sector, the Fund sold Chico’s and TJX companies and upgraded the portfolio quality by buying Nordstrom and Saks. The Fund sold Moody’s and Commerce Bancshares as these stocks were exposed to mortgage insurance ratings and sub-prime lending issues, respectively.
Portfolio Highlights

December 31, 2007
Pax World Women’s Equity Fund, continued
Average Total Returns — Period ended December 31, 2007

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWEX	10.58%	6.33%	10.47%	6.89%
Institutional Class[2]	PXWIX	10.92%	6.52%	10.59%	6.94%

Russell 3000 Index[3,6]		5.49%	8.62%	12.82%	5.91%
S&P 500 Index[4,6]		5.14%	8.89%	13.63%	6.22%
Lipper Multi-Cap Core Fund Index[5,6]		5.97%	9.39%	14.08%	6.46%

[1]	Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, acquired the Women’s Equity Fund on October 29, 2007. Performance information shown for periods prior to the acquisition is the performance of the Retail Class shares of the acquired Women’s Equity Fund, which has not been adjusted to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund; if such expense adjustments were reflected, the returns would be higher than those shown.

[2]	Inception of Institutional Class shares is April 19, 2006. Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, acquired the Women’s Equity Fund on October 29, 2007. Performance information shown for periods prior to the acquisition represents the performance of the acquired Women’s Equity Fund. The performance information shown for Institutional Class shares represents the performance of the Retail Class shares of the acquired Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown. Institutional Class Inception date return since April 19, 2006 is 8.79% (annualized).

[3]	The Russell 3000 Index measures the performance of the broad U.S. Equity universe, representing approximately 98% of the U.S. Equity market. Unlike the Women’s Equity Fund, the Russell 3000 Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

[4]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

[5]	The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Growth Fund, the Lipper Multi-Cap Growth Funds Index is not an investment, is not professionally managed and has no policy of sustainable investing.

[6]	Unlike the Women’s Equity Fund, the S&P 500 Index, the Russell 3000 Index and the Lipper Multi-Cap Core Fund Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Fund Index) do not reflect deductions for fees, expenses or taxes.

December 31, 2007
Pax World Women’s Equity Fund, continued

Asset Allocation	Percent of Investments

U.S. Stocks	80.3%
Foreign Stocks	13.1%
Cash & Equivalents	4.8%
U.S. Bonds	1.4%
Exchange Traded Funds	0.4%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

BP PLC, ADR	3.1%
Microsoft Corp.	2.8%
Nokia OYJ, ADR	2.7%
T. Rowe Price Group, Inc.	2.7%
Illinois Tool Works, Inc.	2.6%
Procter & Gamble Co.	2.4%
Emerson Electric Co.	2.2%
Costco Wholesale Corp.	2.1%
Nike, Inc., Class B	2.0%
CR Bard, Inc.	2.0%

Total	24.6%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Financials	15.4%
Health Care	14.2%
Information Technology	13.5%
Industrials	12.7%
Consumer Staples	10.4%
Energy	10.0%
Consumer Discretionary	10.0%
Materials	4.3%
Telecommunication Services	2.9%
Corporate Bonds	1.4%
Exchange Traded Funds	0.4%
Other	4.8%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2007
Sustainable Investing
Sustainability Update
Almost one year into my tenure as Senior Vice President for Sustainable Investing at Pax World, we have accomplished a great deal, and yet there is much on our agenda going forward.
The big picture is the shift we are seeing from Socially Responsible Investing (SRI) to Sustainable Investing (SI). By sustainable investing, I mean the full integration of environmental, social and governance criteria into investment analysis and decision making. Sustainability speaks to our ability to continue to prosper as a society, something that is often ignored in financial circles, but upon which all financial value ultimately depends. Sustainability is also about durability over the long term, something investors — and we, their fiduciaries — must always be concerned about. At Pax, where we launched the nation’s first SRI fund in 1971, we believe sustainable investing represents the next stage in the evolution of SRI. We are therefore working diligently to fully integrate environmental, social, and governance (ESG) analysis with financial analysis in order to bring the full benefits of sustainable investing to our shareholders. In essence, this full integration of ESG analysis and traditional financial analysis represents a fundamentally new investment discipline. It is a positive discipline — focused on investing in companies that understand, manage, and improve their imprints on society and on the planet. It is also a logical discipline — sustainable societies need sustainable companies and markets; we believe that no company, and no market system, can continue to damage the fabric of society or the carrying capacity of the planet indefinitely and continue to thrive.
In late 2007 we began offering two new funds at Pax: the Value Fund and the Women’s Equity Fund. Value funds were traditionally scarce on the SRI landscape. We are therefore excited about launching one of the very first value funds to follow a sustainable investing approach, as we think the two disciplines — value investing and sustainable investing — are very much aligned, and that this fund will be a particularly good choice for long-term investors. The Women’s Equity Fund focuses on investing in companies that invest in women. We think companies that advance and promote women make for good long-term investments while also making a positive contribution to sustainable development.

December 31, 2007
We are also continuing to expand our shareholder advocacy efforts. Late in 2007, we joined a variety of pension fund managers and asset managers in petitioning the Securities and Exchange Commission to provide interpretive guidance on company reporting of climate risk, and met with senior SEC staff to discuss and explain the importance of such action. Climate change will affect nearly every facet of every economy, including financial value. Two years ago, most mainstream investment managers would have scoffed at this idea; today, there are few who are not working to understand the impacts of climate change on investment, and adapting portfolios to recognize the risks and opportunities of a warming climate.
Pax is a member of the United Nations Environment Programme Finance Initiatives (UNEP FI), a group that has been influential in promoting this change in investment thinking, and will continue to move the needle toward integration of ESG factors in investment. We work with the Asset Management Working Group, the Climate Change Working Group, and the Biodiversity Workstream within UNEP FI, contributing our knowledge to that of other financial institutions, UN staff, and nongovernmental organizations to create the tools and metrics needed to accommodate sustainability on a financial landscape. We also work with the Investor Network on Climate Risk, Ceres, the United Nations Principles for Responsible Investment, and other groups to continue to define and expand the awareness and incorporation of sustainability into corporate management and investment.
There is no better time to work on these issues. The
Pax World ESG Criteria
Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:
Environment
•	Air & water emissions

•	Recycling & waste reduction

•	Clean & renewable energy

•	Climate change initiatives

•	Environmental reporting & disclosure

•	Sustainability
Workplace
•	Diversity

•	Employee/Vendor relations

•	Health & safety

•	Human rights
Corporate Governance
•	Practices & performance

•	Reporting & disclosure
Product Integrity
•	Product health & safety

•	Consumer issues

•	Emerging technologies

•	Animal welfare
Community
•	Community relations

•	Responsible lending practices

•	Philanthropic activities

December 31, 2007
so-called “green” market has exploded over the past year, and every major business magazine and journal has written about the business case for environmental sustainability. After decades of being regarded as a quirky niche by other investors, sustainability is no longer an ingénue. The trick will be to avoid the hype that always accompanies any new wave of investing, and stick with what we have learned during our long history at Pax: look for good management not only in the financials, but in the management of environmental and social impacts. Over time, we think we’ll be able to show that sustainable investing is good for shareholders, good for markets, good for society and good for the planet.

December 31, 2007
Shareholder Expense Examples
Examples As a shareholder of the Pax World Balanced, Growth, High Yield Bond, Value or Women’s Equity Funds, you incur two types of costs: (1) transaction costs, including redemption fees with respect to the High Yield Bond Fund; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2007 and ending on December 31, 2007.
Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.
Actual Expenses For each Fund, the first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes For each Fund, the second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the High Yield

December 31, 2007
Shareholder Expense Examples, continued
Bond Fund’s short term redemption fees. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	(7/1/07)	(12/31/07)	During Period[1]

Balanced Fund
Individual Investor Class Shares
Actual	$1,000	$1,021.70	$4.89
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89
Institutional Class Shares

Actual	$1,000	$1,023.30	$3.62
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.62
R Class Shares

Actual	$1,000	$1,021.70	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,019.11	$6.16

Growth Fund
Individual Investor Class Shares

Actual	$1,000	$1,011.20	$7.60
Hypothetical (5% return before expenses)	$1,000	$1,017.64	$7.63
Institutional Class Shares

Actual	$1,000	$1,011.90	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.36
R Class Shares

Actual	$1,000	$1,010.50	$8.87
Hypothetical (5% return before expenses)	$1,000	$1,016.38	$8.89

High Yield Bond Fund
Individual Investor Class Shares

Actual	$1,000	$1,012.30	$5.02
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04
Institutional Class Shares

Actual	$1,000	$1,009.90	$3.75
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.77
R Class Shares

Actual	$1,000	$1,007.80	$6.28
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31

December 31, 2007
Shareholder Expense Examples, continued

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	(7/1/07)	(12/31/07)	During Period[1]

Value Fund[2]
Individual Investor Class Shares

Actual	$1,000	$1,000.30	$4.33
Hypothetical (5% return before expenses)	$1,000	$1,010.19	$4.35
Institutional Class Shares

Actual	$1,000	$1,001.00	$3.60
Hypothetical (5% return before expenses)	$1,000	$1,010.92	$3.62
R Class Shares

Actual	$1,000	$999.50	$5.05
Hypothetical (5% return before expenses)	$1,000	$1,009.47	$5.08

Women’s Equity Fund
Individual Investor Class Shares

Actual	$1,000	$1,043.50	$6.64
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.56
Institutional Class Shares

Actual	$1,000	$1,044.90	$5.10
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2007 and ending on December 31, 2007). The annualized expense ratios for each of the Funds are as follows:

Balanced Fund – Individual Investor Class Shares	0.96%
Balanced Fund – Institutional Class Shares	0.71%
Balanced Fund – R Class Shares	1.21%
Growth Fund – Individual Investor Class Shares	1.50%
Growth Fund – Institutional Class Shares	1.25%
Growth Fund – R Class Shares	1.75%
High Yield Bond Fund – Individual Investor Class Shares	0.99%
High Yield Bond Fund – Institutional Class Shares	0.74%
High Yield Bond Fund – R Class Shares	1.24%
Value Fund – Individual Investor Class Shares	1.49%
Value Fund – Institutional Class Shares	1.24%
Value Fund – R Class Shares	1.74%
Women’s Equity Fund – Individual Investor Class Shares	1.29%
Women’s Equity Fund – Institutional Class Shares	0.99%

[2]	For the Value Fund, expense calculations are based on 106 days, to reflect the period from September 17, 2007 (commencement of operations) through December 31, 2007.

December 31, 2007
Schedule of Investments
Pax World Balanced Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

STOCKS: 72.6%

COMMON STOCK: 72.5%

Consumer Discretionary: 5.2%
GameStop Corp., Class A (a)(f)	623,438	$38,721,734
Honda Motor Co, Ltd., ADR	200,000	6,628,000
Lamar Advertising Co., Class A (f)	336,733	16,186,755
Lowe’s Cos., Inc.	614,712	13,904,785
Omnicom Group, Inc.	225,600	10,722,768
PT Multimedia SGPS, SA, ADR (f)	89,609	1,251,175
PT Multimedia-Servicos SGPS, SA	400,000	5,585,032
Ruth’s Chris Steak House, Inc. (a)(f)	181,830	1,625,560
Saks, Inc. (a)(f)	361,200	7,498,512
Staples, Inc.	650,000	14,995,500
Time Warner, Inc. (f)	725,000	11,969,750

		129,089,571

Consumer Staples: 8.4%
Avon Products, Inc.	725,000	28,659,250
Corn Products International, Inc.	710,000	26,092,500
CVS Caremark Corp.	1,274,800	50,673,300
Estee Lauder Cos, Inc., Class A	300,000	13,083,000
McCormick & Co., Inc.	350,000	13,268,500
PepsiCo, Inc.	400,000	30,360,000
Procter & Gamble Co.	600,000	44,052,000

		206,188,550

Energy: 7.1%
Baker Hughes, Inc.	500,000	40,550,000
ConocoPhillips	80,000	7,064,000
ENSCO International, Inc. (f)	469,300	27,979,666
Helix Energy Solutions Group, Inc. (a)(f)	400,000	16,600,000
Noble Corp.	580,000	32,775,800
Suncor Energy, Inc.	209,100	22,735,443
XTO Energy, Inc.	519,750	26,694,360

		174,399,269

Financials: 7.0%
Aegon NV	102,127	1,790,286
Banco Bilbao Vizcaya Argentaria SA, ADR (f)	175,000	4,243,750
Bank of America Corp.	275,000	11,346,500
BlackRock, Inc.	12,500	2,710,000
CIT Group, Inc. (f)	225,000	5,406,750
Goldman Sachs Group, Inc., The	66,780	14,361,039
Hospitality Properties Trust, REIT (f)	200,000	6,444,000
ING Groep NV, ADR	350,000	13,618,500
Lincoln National Corp.	600,000	34,932,000
Mitsubishi UFJ Financial Group, ADR	1,254,900	11,708,217
National Bank of Greece SA, ADR (f)	1,525,000	21,029,750
Nomura Holdings, Inc., ADR (f)	250,000	4,187,500
Principal Financial Group, Inc.	292,400	20,128,816
Prudential Financial, Inc.	82,750	7,699,060
Willis Group Holdings, Ltd.	325,200	12,347,844

		171,954,012

Health Care: 7.0%
Baxter International, Inc.	275,000	15,963,750
Becton Dickinson & Co.	127,100	10,623,018
Dentsply International, Inc.	426,402	19,196,618
Genentech, Inc. (a)	60,000	4,024,200
Johnson & Johnson	175,000	11,672,500
Medtronic, Inc.	700,000	35,189,000
Senomyx, Inc. (a)(f)	250,000	1,872,500
Stryker Corp.	300,000	22,416,000
UnitedHealth Group, Inc.	339,830	19,778,106
WellPoint, Inc. (a)	375,000	32,898,750

		173,634,442

Industrials: 7.6%
Aecom Technology Corp. (a)	344,521	9,842,965
Chicago Bridge & Iron Co. NV	329,600	19,921,024
Deere & Co.	550,000	51,216,000
Empresas ICA SAB de CV, ADR (a)	337,885	8,920,164
General Cable Corp. (a)(f)	188,674	13,826,031
Joy Global, Inc.	300,000	19,746,000
RR Donnelley & Sons, Co. (f)	300,000	11,322,000
Ryder System, Inc.	333,300	15,668,433
Seaspan Corp. (f)	547,030	13,396,765
TNT NV	350,000	14,456,022
UTi Worldwide, Inc.	400,000	7,840,000

		186,155,404

InformationTechnology: 17.0%
Accenture, Ltd., Class A	575,000	20,717,250
Applied Materials, Inc.	250,000	4,440,000
Autodesk, Inc. (a)	325,000	16,172,000
Automatic Data Processing, Inc.	700,000	31,171,000
Cisco Systems, Inc. (a)	1,859,888	50,347,168
Citrix Systems, Inc. (a)	497,800	18,921,378
EMC Corp. (a)	1,850,000	34,280,500
Entegris, Inc. (a)(f)	938,600	8,100,118
Fiserv, Inc. (a)	500,000	27,745,000
Hewitt Associates, Inc., Class A (a)	491,100	18,804,219
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK, continued

InformationTechnology, continued
Intel Corp.	775,000	$20,661,500
Intuit, Inc. (a)	785,000	24,813,850
MEMC Electronic Materials, Inc. (a)	275,000	24,334,750
Microchip Technology, Inc.	224,921	7,067,018
Microsoft Corp.	900,000	32,040,000
Nokia OYJ, ADR	1,025,000	39,349,750
Qualcomm, Inc.	755,600	29,732,860
Seagate Technology	425,000	10,837,500

		419,535,861

Materials: 0.9%
Aracruz Celulose SA, ADR (f)	205,000	15,241,750
Smurfit-Stone Container Corp. (a)	448,593	4,737,142

		19,978,892

Telecommunication Services: 7.2%
America Movil SAB de CV, ADR	755,667	46,390,397
BT Group PLC, ADR (f)	550,000	29,656,000
China Netcom Group Corp., Ltd., ADR (f)	237,109	14,084,275
Philippine Long Distance Telephone, ADR	99,900	7,564,428
Portugal Telecom SGPS SA, ADR	636,189	8,283,181
Telefonica SA, ADR	175,000	17,078,250
Verizon Communications, Inc.	300,000	13,107,000
Vimpel-Communications, ADR	175,000	7,280,000
Vodafone Group PLC, ADR	460,400	17,182,128
Windstream Corp.	1,335,681	17,390,566

		178,016,225

Utilities: 5.1%
Aqua America, Inc. (f)	443,833	9,409,260
Dynegy, Inc., Class A (a)	300,000	2,142,000
Equitable Resources, Inc.	556,100	29,629,008
Oneok, Inc.	198,528	8,888,099
Questar Corp.	495,700	26,817,370
UGI Corp.	500,000	13,625,000
Veolia Environnement, ADR	375,000	34,117,500

		124,628,237

Total Common Stocks
(Cost $1,306,800,596)		1,783,580,463

PREFERRED STOCKS: 0.1%

Financials: 0.1%
Aegon NV, 5.866%	45,000	798,750
Federal Home Loan Mortgage, 4.234%	25,000	740,125
HRPT Properties Trust, REIT, 8.750% (f)	29,167	728,008
Regency Centers Corp., REIT, 7.450% (f)	32,000	705,600

Total Preferred Stocks
(Cost $3,838,391)		2,972,483

Total Stocks
(Cost $1,310,638,987)		1,786,552,946

EXCHANGE TRADED FUNDS: 0.3%
PowerShares DB Agriculture Fund (a)	100,000	3,299,000
streetTRACKS Gold Trust (a)	60,000	4,947,600

(Cost $7,784,372)		8,246,600

	Principal
	Amount

BONDS: 26.2%

CORPORATE BONDS: 2.4%

Consumer Staples: 0.4%
Estee Lauder Cos., Inc., 6.000%, 01/15/12	$1,599,000	$1,670,018
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,277,565
PepsiCo, Inc., 5.150%, 05/15/12	2,000,000	2,078,576

		9,026,159

Financials: 1.3%
Aflac, Inc., 6.500%, 04/15/09	5,000,000	5,131,660
American Honda Finance Corp., 3.750%, 03/16/11 (b)(US)	2,000,000	2,807,224
Chubb Corp., 3.950%, 04/01/08	5,000,000	4,986,315
SLM Corp., 4.000%, 01/15/09	4,000,000	3,854,416
SLM Corp., 5.224%, 07/27/09	2,000,000	1,882,040
SLM Corp., 4.510%, 12/15/12	2,500,000	2,137,650
Toyota Motor Credit Corp., 3.770%, 07/28/08	3,000,000	3,026,520
Toyota Motor Credit Corp., 2.750%, 08/06/09	1,090,909	1,080,230
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Financials, continued
Toyota Motor Credit Corp., 4.625%, 02/01/11 (c)(US)	$2,000,000	$3,919,572
Toyota Motor Credit Corp., 4.260%, 01/18/15	2,000,000	1,927,880

		30,753,507

Health Care: 0.2%
Wellpoint, Inc., 4.250%, 12/15/09	3,000,000	2,966,544
Well Point, Inc., 6.375%, 01/15/12	2,991,000	3,112,297

		6,078,841

Telecommunication Services: 0.3%
America Movil SAB de CV, 9.000%, 01/15/16 (d)(MX)	52,000,000	4,886,837
Telefonos de Mexico SAB de CV, 8.750%, 01/31/16 (d)(MX)	21,000,000	1,928,699

		6,815,536

Utilities: 0.2%
National Fuel Gas Co., 6.303%, 05/27/08	5,500,000	5,530,217

		5,530,217

Total Corporate Bonds
(Cost $58,600,087)		58,204,260

U.S. GOVERNMENT AGENCY BONDS: 17.1%

Federal Farm Credit Bank: 2.1%
3.700%, 10/27/08	3,000,000	2,988,717
4.550%, 04/26/10	5,000,000	5,000,420
4.480%, 06/21/10	3,000,000	3,000,216
4.950%, 05/09/12	7,000,000	7,001,162
4.950%, 05/16/12	5,000,000	5,000,830
5.600%, 06/04/12	4,000,000	4,029,344
4.950%, 06/20/12	3,000,000	3,000,498
4.950%, 06/27/12	3,000,000	3,000,498
4.875%, 09/24/12	2,500,000	2,500,360
5.250%, 01/08/14	4,000,000	4,102,092
5.180%, 10/01/14	3,000,000	3,087,228
5.230%, 10/15/14	4,000,000	4,123,948
4.990%, 01/28/15	1,000,000	999,995
5.300%, 06/22/15	3,000,000	3,000,474
5.500%, 08/17/20	1,500,000	1,526,207

		52,361,989

Federal Home Loan Bank System: 8.9%
4.000%, 01/28/08	1,500,000	1,499,328
3.520%, 01/30/08	3,000,000	2,997,552
4.500%, 02/15/08	2,000,000	1,999,708
3.200%, 03/03/08	3,000,000	2,992,944
5.100%, 03/06/08	2,000,000	2,001,694
3.700%, 04/02/08	5,000,000	4,988,855
3.500%, 04/21/08	4,000,000	3,986,916
3.530%, 04/29/08	4,000,000	3,986,636
4.100%, 07/14/08	4,000,000	3,994,140
5.000%, 07/17/08	1,500,000	1,500,401
3.510%, 07/22/08	2,500,000	2,488,510
4.560%, 08/12/08	2,635,000	2,635,174
4.375%, 10/03/08	8,000,000	7,998,176
3.750%, 10/21/08	5,000,000	4,983,355
4.125%, 11/17/08	3,000,000	2,998,170
4.100%, 11/17/08	3,000,000	2,997,708
4.250%, 12/03/08	3,000,000	3,000,060
4.000%, 01/29/09	3,000,000	2,998,470
3.790%, 02/13/09	4,000,000	3,993,036
3.750%, 03/24/09	3,000,000	2,993,769
5.375%, 05/15/09	2,000,000	2,043,496
5.250%, 11/03/09	8,500,000	8,594,257
5.000%, 02/25/10	2,740,000	2,744,258
4.500%, 07/27/10	4,100,000	4,101,320
4.500%, 08/04/10	3,000,000	3,006,795
5.350%, 11/17/10	3,000,000	3,033,318
5.625%, 06/09/11	2,500,000	2,518,963
5.050%, 08/24/11	3,000,000	3,068,415
5.300%, 10/27/11	3,000,000	3,034,932
4.875%, 11/15/11	6,000,000	6,229,332
5.000%, 12/15/11	4,850,000	4,980,649
4.750%, 12/27/11	3,500,000	3,500,732
4.270%, 01/17/12	3,000,000	2,999,949
4.950%, 01/26/12	3,000,000	3,000,288
5.500%, 02/09/12	3,000,000	3,054,999
4.800%, 03/09/12	3,000,000	3,000,258
4.950%, 03/15/12	3,000,000	3,000,294
5.250%, 04/16/12	2,000,000	2,037,526
5.250%, 05/03/12	5,000,000	5,000,605
5.550%, 06/06/12	5,000,000	5,036,225
4.650%, 06/29/12	3,000,000	3,000,225
4.770%, 07/06/12	2,000,000	2,000,156
4.800%, 07/19/12	3,500,000	3,500,284
5.375%, 09/07/12	5,000,000	5,227,085
5.000%, 09/14/12	2,500,000	2,615,430
5.100%, 09/21/12	2,000,000	2,000,204
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

U.S. GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System, continued
5.200%, 10/09/12	$4,000,000	$4,038,260
5.000%, 11/07/12	4,000,000	4,033,296
5.025%, 11/14/12	4,000,000	4,035,928
5.550%, 11/21/13	6,240,000	6,316,016
5.270%, 01/22/14	1,915,000	1,963,758
5.250%, 03/26/14	5,000,000	5,138,540
5.500%, 04/17/14	3,500,000	3,513,923
5.210%, 10/06/14	3,000,000	3,101,769
5.000%, 11/05/14	4,000,000	4,066,812
5.100%, 11/19/14	4,000,000	4,069,908
5.450%, 04/27/15	3,000,000	3,002,868
5.250%, 07/14/16	3,000,000	3,000,306
6.000%, 09/13/16	5,000,000	5,019,235
6.180%, 07/06/17	3,000,000	3,096,800
5.125%, 12/13/17	3,500,000	3,554,242
4.250%, 07/16/18	1,000,000	995,547

		218,311,805

Freddie Mac (Agency): 3.2%
3.250%, 03/14/08	3,000,000	2,992,038
3.500%, 04/15/08	5,305,000	5,288,570
4.125%, 08/19/08	7,000,000	6,991,467
4.000%, 01/14/09	3,000,000	2,997,981
3.500%, 04/01/09	3,000,000	2,988,147
5.375%, 02/08/10	2,000,000	2,002,874
5.250%, 01/18/11	3,000,000	3,001,788
5.250%, 02/24/11	6,000,000	6,082,392
5.875%, 03/21/11	3,000,000	3,203,112
5.750%, 08/11/11	2,900,000	2,933,721
5.250%, 10/06/11	7,500,000	7,549,965
5.300%, 01/09/12	3,000,000	3,033,750
5.500%, 02/22/13	3,000,000	3,002,394
5.600%, 09/26/13	2,500,000	2,527,233
5.400%, 10/10/13	4,400,000	4,429,462
5.600%, 10/17/13	4,000,000	4,037,344
5.000%, 07/15/14 (f)	1,500,000	1,576,734
6.000%, 06/05/15	3,000,000	3,023,565
6.000%, 10/19/16	10,000,000	10,056,970
6.125%, 12/28/21	2,000,000	2,009,207

		79,728,714

Fannie Mae (Agency): 2.9%
3.750%, 05/12/08	3,000,000	2,991,273
4.000%, 08/08/08	3,000,000	2,994,327
3.750%, 12/08/08	3,000,000	2,990,904
4.000%, 01/26/09	4,000,000	4,002,540
3.895%, 02/17/09 (f)	7,324,000	7,282,033
4.250%, 05/12/09	4,000,000	4,000,428
4.250%, 11/23/09	2,000,000	2,002,488
5.300%, 04/16/10	2,000,000	2,007,458
4.750%, 04/19/10	3,000,000	3,072,267
4.375%, 06/21/10 (f)	6,000,000	6,111,396
5.030%, 09/23/11	5,000,000	5,013,750
5.550%, 01/25/12	2,500,000	2,502,780
5.400%, 04/02/12	6,500,000	6,525,766
5.300%, 05/07/12	3,500,000	3,542,172
5.250%, 04/16/14	6,000,000	6,185,484
5.600%, 06/02/15	4,000,000	4,001,376
5.250%, 07/14/15	4,000,000	4,001,508
5.400%, 03/09/17	3,000,000	3,081,063

		72,309,013

Total U.S. Government Agency Bonds
(Cost $419,545,172)		422,711,521

MORTGAGE-BACKED SECURITIES: 6.7%

U.S. GOVERNMENT MORTGAGE-BACKED: 6.5%

Ginnie Mae (Mortgage-Backed): 0.3%
6.000%, 02/15/19	544,360	557,386
6.000%, 05/15/21	1,948,728	1,996,537
6.000%, 07/15/21	335,735	343,972
6.500%, 12/15/21	903,168	931,506
6.000%, 02/15/22	2,719,174	2,784,208
6.000%, 05/20/36	1,434,174	1,464,139

		8,077,748

Freddie Mac (Mortgage-Backed): 1.7%
4.500%, 03/01/08	497,734	496,196
4.500%, 04/01/08	619,018	617,105
3.500%, 05/01/08	930,613	916,531
5.000%, 10/01/08	924,763	922,968
4.000%, 04/01/10	1,857,294	1,828,778
4.000%, 09/01/10	2,545,848	2,521,686
4.500%, 06/01/12	2,418,036	2,382,572
4.000%, 05/01/14	1,758,254	1,744,893
5.000%, 08/01/18	3,093,383	3,101,434
4.500%, 09/01/18	1,000,194	983,827
4.000%, 09/01/18	632,525	609,439
5.500%, 10/01/18	514,055	521,237
5.500%, 10/01/18	449,741	456,024
5.000%, 10/01/18	949,446	951,934
5.000%, 11/01/18	609,671	611,269
5.000%, 11/01/18	449,651	450,829
4.500%, 01/01/21	4,006,007	3,940,455
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

U.S. GOVERNMENT MORTGAGE-BACKED, continued

Freddie Mac (Mortgage-Backed), continued
6.500%, 05/01/29	$235,735	$244,327
6.500%, 12/01/29	330,882	342,941
6.500%, 06/01/32	493,013	509,769
5.561%, 04/01/36	1,572,130	1,602,272
6.000%, 05/01/36	1,467,113	1,489,402
5.657%, 05/01/36	1,721,167	1,745,315
6.268%, 11/01/36	2,309,032	2,343,559
5.868%, 04/01/37	3,441,748	3,545,372
6.701%, 09/01/37	2,456,961	2,482,106
6.655%, 10/01/37	2,233,042	2,255,604
6.529%, 11/01/37	2,727,474	2,761,284

		42,379,128

Fannie Mae (Mortgage-Backed): 4.5%
5.500%, 09/01/09	814,024	822,533
4.000%, 09/01/10	1,083,720	1,074,030
5.500%, 11/01/11	545,022	550,719
5.000%, 01/01/14	1,115,704	1,132,171
5.000%, 02/01/14	764,523	775,808
5.500%, 10/01/14	1,523,609	1,565,838
5.500%, 11/01/14	1,559,941	1,602,492
5.500%, 11/01/16	2,262,356	2,300,898
5.000%, 03/01/17	2,913,445	2,935,620
5.000%, 04/01/18	2,918,996	2,926,750
4.500%, 07/01/18	3,323,396	3,271,004
5.000%, 11/01/18	111,353	111,648
5.000%, 11/01/18	757,744	759,757
5.000%, 11/01/18	736,949	738,907
5.000%, 02/01/19	1,898,453	1,902,251
5.000%, 04/01/19	566,257	567,390
5.000%, 06/01/19	1,788,456	1,792,035
5.500%, 07/01/19	1,747,638	1,772,375
4.500%, 11/01/19	1,950,635	1,919,121
5.000%, 01/01/20	1,746,886	1,750,381
5.000%, 03/01/20	1,628,219	1,630,071
5.000%, 10/01/20	2,738,381	2,741,496
5.000%, 10/01/23	1,704,258	1,682,521
4.500%, 01/01/25	1,518,671	1,468,468
5.000%, 06/01/25	2,200,471	2,170,606
5.000%, 11/01/25	3,054,834	3,013,374
8.000%, 05/01/30	129,796	138,614
6.000%, 09/25/30	3,250,000	3,329,838
6.500%, 06/01/32	434,948	449,722
4.000%, 11/01/33	2,915,501	2,692,044
4.633%, 12/01/33	1,369,310	1,371,518
4.410%, 12/01/33	805,453	800,409
6.000%, 02/01/34	1,776,613	1,806,840
3.841%, 05/01/34	3,444,445	3,519,919
4.270%, 01/01/35	3,431,892	3,387,223
5.611%, 03/01/35	3,640,398	3,677,399
6.000%, 04/01/35	1,465,247	1,489,001
5.000%, 06/01/35	1,273,267	1,243,255
4.627%, 06/01/35	1,334,717	1,320,694
5.500%, 07/01/35	1,895,320	1,894,461
5.000%, 07/01/35	1,629,379	1,590,973
5.000%, 08/01/35	1,294,636	1,264,120
5.500%, 11/01/35	2,026,417	2,025,498
5.500%, 12/01/35	941,398	940,972
5.500%, 12/01/35	1,479,951	1,479,280
5.500%, 12/01/35	1,901,409	1,900,547
6.000%, 04/01/36	1,319,468	1,340,382
6.000%, 04/01/36	1,069,502	1,086,453
5.997%, 05/01/36	2,959,450	3,018,507
5.353%, 05/01/36	2,924,951	2,952,512
6.500%, 08/01/36	1,171,910	1,204,957
6.000%, 08/01/36	1,790,689	1,819,072
6.000%, 09/01/36	786,886	799,358
5.891%, 09/01/36	3,007,202	3,045,150
6.000%, 12/01/36	3,467,478	3,522,439
5.576%, 06/01/37	2,871,288	2,914,600
6.000%, 08/01/37	3,286,074	3,338,160
6.000%, 01/25/41	7,320,364	7,465,215

		111,807,396

COMMERCIAL MORTGAGE-BACKED: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	1,919,189
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	1,949,974
Nomura Asset Securities Corp., 6.590%, 03/15/30	1,384,553	1,387,865

		5,257,028

Total Mortgage-Backed Securities
(Cost $167,274,300)		167,521,300

Total Bonds
(Cost $645,419,559)		648,437,081

CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 5.100%, 05/07/08	100,000	100,000
Self Help Credit Union, 5.120%, 05/26/08	250,000	250,000
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CERTIFICATES OF DEPOSIT, continued

Shore Bank Chicago, 4.650%, 04/11/08	$500,000	$500,000

Total Certifica tes of Deposit
(Cost $850,000)		850,000

	Number
	of Shares

MONEY MARKET SHARES: 0.7%
Pax World Money Market Fund, Inc. (e)
(Cost $16,462,127)	16,462,127	16,462,127

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 3.6%
State Street Navigator Securities Lending
Prime Portfolio, 4.830%
(Cost $89,581,092)	89,581,092	89,581,092

TOTAL INVESTMENTS: 103.4%
(Cost $2,070,736,137)		2,550,129,846

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET):-3.6%		(89,581,092)

OTHER ASSETS AND LIABILITIES — (Net): 0.2%		3,750,664

Net Assets: 100.0%		$2,464,299,418

(a)	Non income producing security.

(b)	Principal amount is in Euro dollars; value is in U.S. dollars.

(c)	Principal amount is in Great British pounds; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Affiliate — security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

(f)	A portion of this security was on loan as of December 31, 2007. The total market value of securities on loan as of December 31, 2007 was $88,549,211.

ADR	American Depository Receipt
REIT	Real Estate Investment Trust
MX	Mexico
US	United States
Pax World Growth Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK: 97.8%

Consumer Discretionary: 8.4%
ChinaEdu Corp., ADR (a)	10,000	$85,000
Focus Media Holding, Ltd., ADR (a)(c)	10,000	568,100
Lowe’s Cos., Inc. (c)	51,783	1,171,331
Nike, Inc., Class B	32,960	2,117,350
Orbitz Worldwide, Inc. (a)(c)	23,507	199,810
PT Multimedia SGPS, SA, ADR (c)	12,164	169,841
TJX Cos., Inc. (c)	37,292	1,071,399
Viacom, Inc., Class B (a)	84,755	3,722,440

		9,105,271

Consumer Staples: 6.4%
CVS Caremark Corp.	113,007	4,492,028
PepsiCo, Inc.	25,680	1,949,112
Whole Foods Market, Inc. (c)	11,659	475,687

		6,916,827

Energy: 10.5%
Baker Hughes, Inc.	47,086	3,818,675
Chesapeake Energy Corp. (c)	35,000	1,372,000
Devon Energy Corp. (c)	25,144	2,235,553
Enbridge Energy Partners, LP	32,834	1,659,430
National Oilwell Varco, Inc. (a)	18,543	1,362,169
ONEOK Partners, LP	14,125	865,156

		11,312,983

Financials: 12.5%
Bank of America Corp. (c)	42,377	1,748,475
Goldman Sachs Group, Inc., The	1,000	215,050
Investment Technology Group, Inc. (a)(c)	37,669	1,792,668
JPMorgan Chase & Co.	26,625	1,162,181
Prologis, REIT	23,543	1,492,155
Prudential Financial, Inc. (c)	15,585	1,450,028
State Street Corp. (c)	18,834	1,529,321
Sumitomo Mitsui Financial Group, Inc., ADR	122,000	893,650
Swiss Reinsurance	8,400	596,900
Tower Group, Inc. (c)	79,210	2,645,614

		13,526,042

Health Care: 16.9%
Allscripts Healthcare Solutions, Inc. (a)(c)	75,338	1,463,064
Coventry Health Care, Inc. (a)(c)	28,543	1,691,173
CR Bard, Inc. (c)	15,350	1,455,180
Eclipsys Corp. (a)(c)	80,046	2,025,964
Genzyme Corp. (a)	18,834	1,402,003
Gilead Sciences, Inc. (a)(c)	56,503	2,599,703
HealthExtras, Inc. (a)(c)	37,500	978,000
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Growth Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK, continued

Health Care, continued
Humana, Inc. (a)(c)	18,251	$1,374,483
Pharmaceutical Product Development, Inc.	35,747	1,443,106
Thermo Fisher Scientific, Inc. (a)(c)	66,212	3,819,108

		18,251,784

Industrials: 13.1%
Aecom Technology Corp. (a)	45,134	1,289,478
CNH Global NV (c)	14,125	929,708
Cummins, Inc.	2,500	318,425
Expeditors International of Washington,Inc (c)	32,100	1,434,228
Fuel Tech, Inc. (a)(c)	57,500	1,302,375
Illinois Tool Works, Inc. (c)	28,251	1,512,559
Pall Corp.	14,125	569,520
Quanta Services, Inc. (a)(c)	100,000	2,624,000
Suntech Power Holdings Co., Inc., ADR (a)	22,960	1,890,067
Terex Corp. (a)(c)	4,000	262,280
United Parcel Service, Inc., Class B (c)	28,251	1,997,910

		14,130,550

Information Technology: 17.9%
Alliance Data Systems Corp. (a)(c)	19,673	1,475,278
Brocade Communications Systems, Inc. (a)(c)	69,417	509,521
Cisco Systems, Inc. (a)	83,322	2,255,527
CommScope, Inc. (a)(c)	51,795	2,548,832
Dell, Inc. (a)(c)	52,500	1,286,775
eBay, Inc. (a)(c)	56,043	1,860,067
Electronic Data Systems Corp. (c)	32,960	683,261
Intel Corp. (c)	15,000	399,900
International Business Machines Corp. (c)	27,417	2,963,778
j2 Global Communications, Inc. (a)(c)	26,839	568,182
MEMC Electronic Materials, Inc. (a)	10,000	884,900
Microsoft Corp.	28,251	1,005,736
NAM TAI Electronics, Inc. (c)	20,000	225,400
Paychex, Inc. (c)	37,960	1,374,911
Trimble Navigation, Ltd. (a)(c)	34,125	1,031,940
VMware, Inc. (a)(c)	2,500	212,475

		19,286,483

Materials: 4.0%
Airgas, Inc. (c)	33,543	1,747,926
Nucor Corp. (c)	19,417	1,149,875
Smurfit-Stone Container Corp. (a)(c)	134,755	1,423,013

		4,320,814

Telecommunication Services: 6.4%
America Movil SAB de CV, ADR	48,153	2,956,113
Portugal Telecom SGPS SA, ADR	86,363	1,124,446
Vodafone Group PLC, ADR	75,338	2,811,614

		6,892,173

Utilities 1.7% :
Epure International, Ltd. (a)	200,000	291,778
Ocean Power Technologies, Inc. (a)(c)	14,125	229,249
Questar Corp. (c)	23,566	1,274,920

		1,795,947

Total Common Stocks
(Cost $93,738,232)		105,538,874

EXCHANGE TRADED FUNDS: 1.0%
PowerShares DB Agriculture Fund (a)	19,000	626,810
streetTRACKS Gold Trust (a)	5,825	480,330

(Cost $1,060,298)		1,107,140

MONEY MARKET SHARES: 1.3%
Pax World Money Market Fund, Inc. (b)	1,363,049	1,363,049

(Cost $1,363,049)

SECURITIES PURCHASED WITH CASH COLLATERA FROM SECURITIES LENDING: 27.6%

State Street Navigator Securities Lending Prime Portfolio, 4.830%	29,698,320	29,698,320

(Cost $29,698,320)

TOTAL INVESTMENTS: 127.7%
(Cost $125,859,899)		137,707,383

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -27.6%		(29,698,320)
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Growth Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

OTHER ASSETS AND LIABILITIES — (NET):-0.1%		$(223,791)

NET ASSETS: 100.0%		$107,785,272

(a)	Non-income producing security.

(b)	Affiliate – security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

(c)	A portion of this security was on loan as of December 31, 2007. The total market value of securities on loan as of December 31, 2007 was $29,770,700.

ADR	American Depository Receipt

LP	Limited Partnership

REIT	Real Estate Investment Trust
Pax World High Yield Bond Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

PREFERRED STOCK: 1.4%

Financials: 1.4%
Health Care REIT, Inc., 7.625%	61,200	$1,353,132
(Cost $1,488,520)

EXCHANGE TRADED FUNDS: 0.8%
streetTRACKS Gold Trust (h)(j)	9,600	791,616
(Cost $744,813)

	Principal
	Amount

CORPORATE BONDS: 85.3%

Consumer Discretionary: 18.9%
Blockbuster, Inc.,
9.000%, 09/01/12 (j)	$1,500,000	$1,290,000
Brookstone Co., Inc.,
12.000%, 10/15/12 (j)	1,750,000	1,640,625
Brown Shoe Co., Inc.,
8.750%, 05/01/12	1,500,000	1,537,500
Desarrolladora Homex SAB de CV,
7.500%, 09/28/15 (j)	1,000,000	1,012,500
Easton-Bell Sports, Inc.,
8.375%, 10/01/12	1,025,000	927,625
FTD, Inc., 7.750%, 02/15/14	1,466,000	1,385,370
Harry & David Operations Corp.,
9.000%, 03/01/13	1,500,000	1,387,500
Interactive Health, LLC, 144A,
7.250%, 04/01/11 (a)(b)	1,211,000	853,755
Leslie’s Poolmart, Inc.,
7.750%, 02/01/13	1,500,000	1,432,500
Levi Strauss & Co.,
9.750%, 01/15/15 (j)	1,000,000	1,002,500
Perry Ellis International, Inc.,
8.875%, 09/15/13 (j)	1,500,000	1,455,000
Quicksilver, Inc.,
6.875%, 04/15/15 (j)	1,500,000	1,293,750
Steinway Musical Instruments, 144A,
7.000%, 03/01/14 (a)	600,000	552,000
Urbi Desarrollos Urbanos SA, 144A,
8.500%, 04/19/16 (a)	1,000,000	1,030,000
Vitamin Shoppe Industries, Inc.,
12.369%, 11/15/12	1,500,000	1,563,750

		18,364,375

Consumer Staples: 7.0%
Chattem, Inc.,
7.000%, 03/01/14	1,500,000	1,488,750
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Consumer Staples, continued
Dean Holdings Co.,
6.900%, 10/15/17	$1,000,000	$870,000
Foodcorp, Ltd., 144A,
8.875%, 06/15/12 (a)(d)(SA)	1,250,000	1,739,840
NBTY, Inc. ,
7.125%, 10/01/15	1,250,000	1,221,875
Stater Brothers Holdings,
7.750%, 04/15/15	1,500,000	1,455,000

		6,775,465

Energy: 12.3%
Allis-Chambers Energy, Inc.,
9.000%, 01/15/14	1,500,000	1,485,000
Aventine Renewable Energy, Inc.,
10.000%, 04/01/17 (j)	1,500,000	1,372,500
Compagnie Generale de Geophysique SA,
7.500%, 05/15/15 (j)	1,515,000	1,541,513
Copano Energy, LLC,
8.125%, 03/01/16 (j)	1,290,000	1,306,125
Denbury Resources, Inc.,
7.500%, 12/15/15	1,000,000	1,015,000
Range Resources Corp.,
7.500%, 05/15/16 (j)	1,000,000	1,025,000
SESI, LLC, 6.875%, 06/01/14	750,000	727,500
Ship Finance International, Ltd.,
8.500%, 12/15/13	1,000,000	1,018,750
VeraSun Energy Corp.,
9.875%, 12/15/12 (j)	1,500,000	1,518,750
Whiting Petroleum Corp.,
7.000%, 02/01/14	1,000,000	995,000

		12,005,138

Financials: 3.2%
Agile Property Holdings, Ltd., 144A,
9.000%, 09/22/13 (a)	1,500,000	1,421,250
Cardtronics, Inc., 144A,
9.250%, 08/15/13 (a)	1,250,000	1,225,000
LaBranche & Co., Inc.,
11.000%, 05/15/12	500,000	491,875

		3,138,125

Health Care: 6.8%
Advanced Medical Optics, Inc.,
7.500%, 05/01/17	1,500,000	1,387,500
Alliance Imaging, Inc.,
7.250%, 12/15/12	1,500,000	1,432,500
Alliance Imaging, Inc., 144A,
7.250%, 12/15/12 (a)	250,000	238,750
Community Health Systems, Inc.,
8.875%, 07/15/15	1,750,000	1,791,562
Hanger Orthopedic Group, Inc.,
10.250%, 06/01/14	250,000	257,500
US Oncology, Inc.,
10.750%, 08/15/14	1,510,000	1,498,675

		6,606,487

Industrials: 14.7%
Actuant Corp., 144A,
6.875%, 06/15/17 (a)	1,450,000	1,442,750
American Railcar Industries, Inc.,
7.500%, 03/01/14	1,000,000	950,000
Buhrmann US, Inc.,
8.250%, 07/01/14	1,000,000	960,000
Da-Lite Screen Co., Inc.,
9.500%, 05/15/11	1,250,000	1,250,000
FTI Consulting, Inc.,
7.750%, 10/01/16	2,060,000	2,152,700
IKON Office Solutions, Inc.,
7.300%, 11/01/27	1,250,000	957,564
Interline Brands, Inc.,
8.125%, 06/15/14	500,000	497,500
Knowledge Learning Corp., Inc., 144A,
7.750%, 02/01/15 (a)	750,000	718,125
Rathgibson, Inc.,
11.250%, 02/15/14	745,000	748,725
Travelport, LLC,
9.401%, 09/01/14 (d)(US)	1,250,000	1,786,443
Ultrapetrol Bahamas, Ltd.,
9.000%, 11/24/14 (j)	1,750,000	1,671,250
WII Components, Inc.,
10.000%, 02/15/12	1,175,000	1,183,812

		14,318,869

Information Technology: 2.0%
Dycom Industries, Inc.,
8.125%, 10/15/15	1,000,000	995,000
STATS ChipPAC, Ltd,
7.500%, 07/19/10	1,000,000	1,037,500

		2,032,500

Materials: 3.2%
Cellu Tissue Holdings, Inc.,
9.750%, 03/15/10	1,250,000	1,212,500
CSN Islands IX Corp., 144A,
10.500%, 01/15/15 (a)	750,000	871,875
LPG International, Inc.,
7.250%, 12/20/15	1,000,000	995,000
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Materials, continued
Russell-Stanley Holdings, Inc.,144A,
9.000%, 11/30/08 (a)(b)(f)(g)	$36,532	$0

		3,079,375

Telecommunication Services:11.5%
America Movil SAB de CV,
9.000%, 01/15/16 (e)(MX)	11,000,000	1,033,754
Cell C Pty, Ltd., 144A,
8.625%, 07/01/12 (a)(d)(SA)	1,000,000	1,320,231
City Telecom HK, Ltd.,
8.750%, 02/01/15	675,000	659,813
Maxcom Telecomunicacione SA,
11.000%, 12/15/14	1,500,000	1,567,500
MetroPCS Wireless, Inc.,
9.250%, 11/01/14	1,500,000	1,417,500
Millicom International Cellular SA,
10.000%, 12/01/13	1,500,000	1,605,000
Nordic Telephone Co. Holdings ApS, 144A,
8.875%, 05/01/16 (a)	750,000	772,500
Wind Acquisition Finance SA,144A,
10.750%, 12/01/15 (a)	1,500,000	1,642,500
Windstream Corp.,
8.625%, 08/01/16	1,000,000	1,055,000
Windstream Corp.,
7.000%, 03/15/19	100,000	95,750

		11,169,548

Utilities : 5.7%
Eletropaulo Metropolitan, 144A, 19.125%, 06/28/10
(a)(b)(c)(BR)	2,500,000	1,573,034
FPL Energy National Wind Portfolio, 144A,
6.125%, 03/25/19 (a)(b)	838,940	855,514
Intergen NV, 144A,
9.000%, 06/30/17 (a)	1,000,000	1,057,500
Ormat Funding Corp.,
8.250%, 12/30/20 (b)	720,161	723,761
Transportadora de Gas del Sur SA, 144A,
7.875%, 05/14/17 (a)	1,500,000	1,305,000

		5,514,809

Total Corporate Bonds
(Cost $84,797,787)		83,004,691

CERTIFICATES OF DEPOSIT: 0.9%
Self Help Credit Union,
5.130%, 01/04/08	100,000	100,000
ShoreBank Chicago,
5.000%, 04/19/08	100,000	100,000

ShoreBank Cleveland,
4.600%, 06/27/08	100,574	100,574
ShoreBank, CDARS,
4.370%, 11/28/08	100,000	100,000
ShoreBank Pacific, CDARS,
4.450%, 01/15/09	200,000	200,000
ShoreBank Pacific, CDARS,
4.810%, 06/25/09	200,000	200,000
ShoreBank Pacific,
4.470%, 05/10/12	100,000	100,000

Total Certifica tes of Deposit
(Cost $900,574)		900,574

	Number
	of Shares

MONEY MARKET SHARES: 9.7%
Pax World Money Market Fund, Inc.(i)’
(Cost $9,422,776)	9,422,776	9,422,776

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 14.1%
State Street Navigator Securities Lending Prime Portfolio, 4.830%	13,747,243	13,747,243
(Cost $13,747,243)

TOTAL INVESTMENTS: 112.2%
(Cost $111,101,713)		109,220,032

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -14.1%		(13,747,243)

OTHER ASSETS AND LIABILITIES — (NET): 1.9%		1,828,874

NET ASSETS: 100.0%		$97,301,663

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)	Illiquid security.

(c)	Principal amount is in Brazilian Real; value is in U.S. dollars.

(d)	Principal amount is in Euro Dollars; value is in U.S. dollars.

(e)	Principal amount is in Mexican pesos; value is in U.S. dollars.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

(f)	Fair valued security.

(g)	Non-income producing security – security is in default.

(h)	Non-income producing security.

(i)	Affiliate – security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

(j)	A portion of this security was on loan as of December 31, 2007. The total market value of securities on loan as of December 31, 2007 was $13,465,993.

BR	Brazil

CDARS	Certificates of Deposit Account Registry Service

MX	Mexico

REIT	Real Estate Investment Trust

SA	South Africa

US	United States
Pax World Value Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK: 96.4%

Consumer Discretionary: 10.0%
Bright Horizons Family Solutions, Inc. (a)	1,320	$45,593
Nordstrom, Inc.	550	20,202
NutriSystem, Inc. (a)	800	21,584
PT Multimedia SGPS, SA, ADR	260	3,630
PT Multimedia-Servicos SGPS, SA	700	9,774
Saks, Inc. (a)	2,090	43,388
Tractor Supply Co. (a)	330	11,860
Viacom, Inc., Class B (a)	460	20,203
Walt Disney Co., The	500	16,140

		192,374

Consumer Staples: 8.9%
Corn Products International, Inc.	450	16,538
Group Danone	220	19,749
Hain Celestial Group, Inc. (a)	1,150	36,800
Kimberly-Clark Corp.	410	28,429
Kraft Food, Inc., Class A	1,620	52,861
Whole Foods Market, Inc.	400	16,320

		170,697

Energy: 11.7%
Baker Hughes, Inc.	200	16,220
BP PLC, ADR	1,000	73,170
ConocoPhillips	240	21,192
Enbridge Energy Partners, LP	520	26,281
Whiting Petroleum Corp. (a)	1,280	73,805
XTO Energy, Inc.	263	13,482

		224,150

Financials: 22.9%
Ameriprise Financial, Inc.	720	39,679
Banco Bilbao Vizcaya Argentaria SA, ADR	1,180	28,615
Bank of America Corp.	1,040	42,910
Bank of New York Mellon Corp., The	720	35,107
Boston Private Financial Holdings, Inc.	1,940	52,535
Calamos Asset Management, Inc.	880	26,206
Citigroup, Inc.	1,190	35,034
Goldman Sachs Group, Inc., The	100	21,505
Legg Mason, Inc.	580	42,427
National Australia Bank, Ltd.	510	16,923
National Financial Partners Corp.	300	13,683
Prudential Financial, Inc.	380	35,355
Pzena Investment Management, Inc. (a)	1,300	14,820
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Value Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK, continued

Financials, continued
Wilmington Trust Corp.	1,030	$36,257

		441,056

Health Care: 8.1%
Amgen, Inc. (a)	235	10,913
Medtronic, Inc.	170	8,546
Novartis AG, ADR	480	26,069
Pfizer, Inc.	1,650	37,505
Quest Diagnostics, Inc.	250	13,225
UnitedHealth Group, Inc.	375	21,825
WellPoint, Inc. (a)	430	37,724

		155,807

Industrials: 8.4%
3M Co.	100	8,432
Aecom Technology Corp. (a)	1,080	30,856
American Railcar Industries, Inc.	1,420	27,335
Gardner Denver, Inc. (a)	820	27,060
Macquarie Airports	4,710	16,749
Ryder System, Inc.	680	31,966
Seaspan Corp.	400	9,796
UTi Worldwide, Inc.	620	12,152

		164,346

Information Technology: 10.7%
Automatic Data Processing, Inc.	390	17,367
Cisco Systems, Inc. (a)	1,000	27,070
Dell, Inc. (a)	600	14,706
Diebold, Inc.	990	28,690
eBay, Inc. (a)	850	28,212
EMC Corp. (a)	500	9,265
Fair Isaac Corp.	460	14,789
Intuit, Inc. (a)	610	19,282
Microsoft Corp.	850	30,260
NAM TAI Electronics, Inc.	1,500	16,905

		206,546

Materials: 2.0%
Bemis Co., Inc.	590	16,154
Ecolab, Inc.	420	21,508

		37,662

Telecommunication Services: 7.2%
Portugal Telecom SGPS SA, ADR	1,850	24,087
Sprint Nextel Corp.	1,370	17,988
Telefonica SA, ADR	330	32,204
TeliaSonera AB	3,080	28,831
Verizon Communications, Inc.	810	35,389

		138,499

Utilities: 6.5%
Energy East Corp.	2,300	62,583
International Power, PLC	3,000	27,082
Oneok, Inc.	370	16,565
UGI Corp.	670	18,258

		124,488

Total Common Stocks
(Cost $1,866,191)		1,855,625

EXCHANGE TRADED FUNDS: 0.7%
streetTRACKS Gold Trust (a)	160	13,194
(Cost $11,869)

MONEY MARKET SHARES: 0.7%
Pax World Money Market Fund, Inc. (b)	13,139	13,139

(Cost $13,139)

TOTAL INVESTMENTS: 97.8%
(Cost $1,891,199)		1,881,958

OTHER ASSETS AND LIABILITIES - (NET): 2.2%		42,107

NET ASSETS: 100.0%		$1,924,065

(a)	Non-income producing security.

(b)	Affiliate – security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

ADR	American Depository Receipt

LP	Limited Partnership
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax World Women’s Equity Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK: 93.4%

Consumer Discretionary: 10.0%
Bright Horizons Family Solutions, Inc. (a)	13,300	$459,382
Nike, Inc., Class B	12,000	770,880
Nordstrom, Inc.	13,800	506,874
Omnicom Group, Inc.	7,500	356,475
Saks, Inc. (a)	24,000	498,240
Staples, Inc.	29,100	671,337
Target Corp.	10,000	500,000

		3,763,188

Consumer Staples: 10.4%
Avon Products, Inc.	4,000	158,120
Colgate-Palmolive Co.	9,700	756,212
Costco Wholesale Corp.	11,500	802,240
Hain Celestial Group, Inc. (a)	7,000	224,000
PepsiCo, Inc.	9,500	721,050
Procter & Gamble Co.	12,100	888,382
Walgreen Co.	9,900	376,992

		3,926,996

Energy: 10.0%
Baker Hughes, Inc.	4,000	324,400
BG Group PLC, ADR	6,000	683,850
BP PLC, ADR	16,100	1,178,037
Chesapeake Energy Corp.	18,000	705,600
ConocoPhillips	7,300	644,590
Suncor Energy, Inc.	2,200	239,206

		3,775,683

Financials: 15.4%
American Express Co.	11,500	598,230
American International Group, Inc.	10,500	612,150
Bank of America Corp.	14,700	606,522
Citigroup, Inc.	11,000	323,840
Goldman Sachs Group, Inc., The	2,700	580,635
Lehman Brothers Holdings, Inc.	3,000	196,320
National Financial Partners Corp.	5,000	228,050
Northern Trust Corp.	7,000	536,060
State Street Corp.	8,500	690,200
T Rowe Price Group, Inc.	16,800	1,022,784
Wilmington Trust Corp.	11,700	411,840

		5,806,631

Health Care: 14.2%
Becton Dickinson & Co.	5,000	417,900
CR Bard, Inc.	8,000	758,400
Johnson & Johnson	10,500	700,350
Medtronic, Inc.	7,500	377,025
Novartis AG, ADR	13,000	706,030
Quest Diagnostics, Inc.	8,300	439,070
Stryker Corp.	7,500	560,400
Teva Pharmaceutical Industries, ADR	10,800	501,984
UnitedHealth Group, Inc.	7,500	436,500
Waters Corp. (a)	6,000	474,420

		5,372,079

Industrials: 12.7%
3M Co.	5,000	421,600
Aecom Technology Corp. (a)	15,500	442,835
Donaldson Co., Inc.	8,500	394,230
Dover Corp.	9,500	437,855
Emerson Electric Co.	14,800	838,568
Expeditors International of Washington,Inc.	6,000	268,080
Illinois Tool Works, Inc.	18,600	995,844
Macquarie Airports	50,000	177,805
United Parcel Service, Inc., Class B	5,000	353,600
WW Grainger, Inc.	5,400	472,608

		4,803,025

Information Technology: 13.5%
Autodesk, Inc. (a)	3,600	179,136
Automatic Data Processing, Inc.	5,500	244,915
Broadridge Financial Solutions, Inc.	1,375	30,841
Cisco Systems, Inc. (a)	22,000	595,540
eBay, Inc. (a)	8,000	265,520
EMC Corp. (a)	28,000	518,840
International Business Machines Corp.	1,500	162,150
Microsoft Corp.	30,000	1,068,000
Nokia OYJ, ADR	27,000	1,036,530
Nvidia Corp. (a)	5,250	178,605
SAP AG, ADR	7,500	382,875
Texas Instruments, Inc.	13,500	450,900

		5,113,852

Materials: 4.3%
Aptargroup, Inc.	13,300	544,103
Praxair, Inc.	6,000	532,260
Sigma-Aldrich Corp.	10,200	556,920

		1,633,283

Telecommunication Services: 2.9%
AT&T, Inc.	10,000	415,600
Tele Norte Leste Participacoes S.A., ADR	3,000	57,840
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Schedule of Investments, continued
Pax Women’s Equity Fund, continued

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK, continued

Telecommunication Services, continued
Verizon Communications, Inc.	14,000	$611,660

		1,085,100

Total Common Stocks
(Cost $27,918,856)		35,279,837

EXCHANGE TRADED FUNDS: 0.4%
streetTRACKS Gold Trust (a)	2,000	164,920

(Cost $155,390)

	Principal
	Amount

CORPORATE BONDS: 1.4%

Financials: 1.4%
Blue Orchard Microfinance,
4.936%, 07/31/11 (c)	$500,000	$515,000

(Cost $500,000)

	Number
	of Shares

MONEY MARKET SHARES: 4.7%
Pax World Money Market Fund, Inc. (b)	1,756,610	$1,756,610

(Cost $1,756,610)

TOTAL INVESTMENTS: 99.9%
(Cost $30,330,856)		37,716,367

OTHER ASSETS AND LIABILITIES - (NET): 0.1%		44,922

NET ASSETS: 100.0%		$37,761,289

(a)	Non-income producing security.

(b)	Affiliate – security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

(c)	Fair valued security.

ADR	American Depository Receipt
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Statements of Assets and Liabilities

	Balanced Fund	Growth Fund

Assets
Investments, at cost — Note A	$2,070,736,137	$125,859,899

Investments in unaffiliated issuers, at value — Note A1	$2,533,667,719	$136,344,334
Investments in affiliated issuers, at value	16,462,127	1,363,049

Total Investments	2,550,129,846	137,707,383
Cash	528,339	285,457
Prepaid Expenses	61,064	2,744
Receivables:
Capital stock sold	2,695,581	49,978
Dividends and interest — Note B	9,545,089	116,593
Investment securities sold	3,865,708	340,883
Investment Adviser reimbursement	—	—

Total Assets	2,566,825,627	138,503,038

Liabilities
Collateral on securities loaned, at value	89,581,092	29,698,320
Payables:
Capital stock reacquired	1,751,450	157,330
Investment securities purchased	8,608,937	638,659
Dividend payable — Note A	—	—
Accrued expenses:
Investment advisory fees — Note B	1,045,539	86,987
Distribution expense	758,687	26,887
Director fees	2,547	2,059
Transfer agent fees	551,032	71,374
Printing and other shareholder communication fees	46,282	10,872
Custodian fees	139,335	6,931
Legal and audit fees	40,186	17,225
Other accrued expenses	1,122	1,122

Total Liabilities	102,526,209	30,717,766

Net Assets	$2,464,299,418	$107,785,272

[1]	Investments in unaffiliated issuers at market value include securities loaned. At December 31, 2007 the Balanced Fund, Growth Fund and High Yield Bond Fund had a total market value of securities on loan of $88,249,211; $29,770,700; and $13,465,993; respectively.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007

High Yield Bond Fund	Value Fund	Women’s Equity Fund

$111,101,713	$1,891,199	$30,330,856

$99,797,256	$1,868,819	$35,959,757
9,422,776	13,139	1,756,610

109,220,032	1,881,958	37,716,367
246,471	49,061	91,538
2,058	745	13,996

194,466	34,883	10,846
1,892,361	2,422	56,415
—	—	—
1,621	828	512

111,557,009	1,969,897	37,889,674

13,747,243	—	—

175,391	—	31,885
100,574	—	—
80,596	—	—

40,298	1,117	24,084
30,895	401	13,631
2,059	—	—
43,030	4,966	3,796
7,179	43	—
8,570	3,021	2,038
17,387	31,950	46,487
2,124	4,334	6,464

14,255,346	45,832	128,385

$97,301,663	$1,924,065	$37,761,289

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Statements of Assets and Liabilities, continued

	Balanced Fund	Growth Fund

Net Assets Represented By
Paid in Capital	$1,960,011,005	$93,480,719
Undistributed (distributions in excess of) net investment income	—	—
Accumulated net realized gain (loss)	24,891,463	2,457,069
Net unrealized appreciation (depreciation) of:
Investments	479,393,709	11,847,484
Foreign currency translations	3,241	—

Net Assets	$2,464,299,418	$107,785,272

Individual Investor Class
Net assets	$2,444,076,364	$105,213,157
Capital Shares Outstanding	96,547,538	8,374,371

Net asset value per share	$25.31	$12.56

Institutional Class
Net assets	$20,222,014	$2,571,102
Capital Shares Outstanding	792,199	202,808

Net asset value per share	$25.53	$12.68

R Share Class
Net assets	$1,040	$1,013
Capital Shares Outstanding	41	80

Net asset value per share	$25.59	$12.66

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007

High Yield Bond Fund	Value Fund	Women's Equity Fund

$98,999,725	$1,935,797	$29,173,242

—	1,000	13,028
176,763	(3,498)	1,189,429
(1,881,681)	(9,241)	7,385,511
6,855	7	79

$97,301,663	$1,924,065	$37,761,289

$77,987,137	$1,922,064	$33,232,850
9,320,798	193,141	1,509,840

$8.37	$9.95	$22.01

$19,313,515	$1,001	$4,528,439
2,315,644	101	205,521

$8.34	$9.95	$22.03

$1,011	$1,000
121	100

$8.34	$9.95

SEE NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2007
Statements of Operations

	Balanced Fund	Growth Fund

Investment Income
Income
Dividends (net of foreign withholding tax of $765,234, $48,040, $0, $989, $6,572, and $1,409, respectively)	$28,411,568	$1,369,847
Dividends from affiliate — Note C	542,806	46,450
Interest (net of foreign withholding tax of $8,247, $0, $0, $0, and $0, respectively)	31,775,337	—
Income from securities lending — Note A	81,746	19,806
Other income	1,252,044	—

Total Income	62,063,501	1,436,103

Expenses
Investment advisory fees — Note B	11,753,789	882,930
Distribution expenses — Individual Investor (Note B)	5,833,227	273,936
Distribution expenses — R (Note B)	2	2
Transfer agent fees — Note A	2,736,458	303,817
Printing and other shareholder communication fees	627,579	92,658
Custodian fees	453,639	32,284
Legal fees and related expenses	338,103	89,313
Trustees’ fees and expenses — Note B	118,751	58,569
Compliance expense	33,832	33,832
Audit fees	103,813	59,113
Registration fees	99,626	65,548
Administration fees	14,333	14,332
State taxes — Note A	18,832	12,018
Other expenses	263,311	12,051

Total Expenses	22,395,295	1,930,403
Less: Fees paid indirectly — Note E	(18,449)	(7,418)
Money market advisory fee waiver — Note B	(14,476)	(1,007)
Expenses assumed by Adviser — Note B	—	(275,344)

Net expenses	22,362,370	1,646,634

Net investment income (loss)	39,701,131	(210,531)

Realized and Unrealized Gain (Loss) — Notes A and C
Net realized gain (loss) on:
Investments	120,069,364	14,522,884
Foreign currency transactions	10,200	(9,090)
Change in unrealized appreciation (depreciation) on:
Investments	50,331,065	(526,392)
Foreign currency translation	(3,875)	—

Net realized and unrealized gain (loss) on investments and foreign currency	170,406,754	13,987,402

Net increase (decrease) in net assets resulting from operations	$210,107,885	$13,776,871

[1]	Commencement of Operations — September 17, 2007.

[2]	For the period from April 1, 2007 to December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous period was audited by another independent registered accounting firm.
SEE NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2007

		Women’s Equity Fund
		For the Period from 4/1/07	Year ended
High Yield Bond Fund	Value Fund[1]	through 12/31/2007[2]	3/31/06[2]

$86,353	$13,608	$444,083	$619,994
207,642	1,344	5,251	—
		24,073	59,661

7,091,383	—
6,432	—	—	—
176,821	—	—	—

7,568,631	14,952	473,407	679,655

455,020	3,715	216,203	279,093
199,150	1,325	62,998	84,649
2	2	—	—
205,287	6,623	24,978	62,069
43,134	707	10,501	22,876
33,190	3,935	28,872	41,894
97,040	9,176	13,024	16,924
71,296	11,707	10,536	12,609
33,832	7,120	8,639	10,000
52,612	24,000	37,500	17,500
67,236	13,277	21,720	21,657
14,333	—	33,593	73,624
11,907	—	—	—
9,149	372	6,156	10,407

1,293,188	81,959	474,720	651,441
(5,571)	(914)	(203)	—
(4,477)	(23)	(128)	—
(409,432)	(73,118)	(112,802)	(168,588)

873,708	7,904	361,587	482,853

6,694,923	7,048	111,820	196,802

256,924	(191)	2,945,723	1,619,793
13,125	(645)	(1,961)	—

(2,536,825)	(9,241)	677,508	243,900
4,318	7	79	—

(2,262,458)	(10,070)	3,621,349	1,863,693

$4,432,465	$(3,022)	$3,733,169	$2,060,495

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06

Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$39,701,131	$31,712,243	$(210,531)	$(590,013)
Net realized gain (loss) on investments and foreign currency transactions	120,079,564	88,146,608	14,513,794	5,558,529
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	50,327,190	90,657,527	(526,392)	(7,883,094)

Net increase in net assets resulting from operations	210,107,885	210,516,378	13,776,871	(2,914,578)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(38,893,392)	(32,594,411)	—	—
Institutional Class	(183,002)	—	—	—
R Class	(8)	—	—	—
Realized gains
Individual Investor Class	(101,015,117)	(106,759,384)	(12,641,422)	—
Institutional Class	(719,030)	—	(100,665)	—
R Class	(40)	—	(109)	—

Total distributions to shareholders	(140,810,590)	(139,353,795)	(12,742,196)	—

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	310,258,197	315,972,541	20,839,050	32,206,612
Proceeds from reinvestment of distributions	135,010,503	134,128,076	12,255,920	—
Cost of shares redeemed	(251,995,363)	(268,539,249)	(34,670,648)	(21,394,065)
Redemption fees	20	—	—	—

Net increase from Individual Investor Class transactions	193,273,357	181,561,368	(1,575,678)	10,812,547

Institutional Class
Proceeds from shares sold	19,645,386	—	2,634,327	—
Proceeds from reinvestment of distributions	869,061	—	100,664	—
Cost of shares redeemed	(13,377)	—	(23,841)	—
Redemption fees	—	—	—	—

Net increase from Institutional Class transactions	20,501,070	—	2,711,150	—

R Class
Proceeds from shares sold	1,025	—	1,013	—
Proceeds from reinvestment of distributions	48	—	109	—

Net increase from R Class transactions	1,073	—	1,122	—

Non-shareholder capital contribution (Note F)	—	—	—	—

Net increase (decrease) from capital share transacitons	213,775,500	181,561,368	1,136,594	10,812,547

Net increase in net assets	283,072,795	252,723,951	2,171,269	7,897,969

Net assets
Beginning of period	2,181,226,623	1,928,502,672	105,614,003	97,716,034

End of year[1]	$2,464,299,418	$2,181,226,623	$107,785,272	$105,614,003

[1]Includes undistributed (distributions in excess of) net investment income	$—	$66,747	$—	$—

[2]	For the period from April 1, 2007 to December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous period was audited by another independent registered accounting firm.
SEE NOTES TO FINANCIAL STATEMENTS

High Yield Bond Fund		Value Fund	Women’s Equity Fund
		Period From	Period From
Year Ended	Year Ended	9/17/07 through	4/1/07 through	Year Ended	Year Ended
12/31/07	12/31/06	12/31/07	12/31/07	3/31/07[2]	3/31/06[2]

$6,694,923	$5,414,303	$7,048	$111,820	$196,802	$131,401

270,049	91,920	(836)	2,943,762	1,619,793	1,230,310

(2,532,507)	1,640,742	(9,234)	677,587	243,900	718,413

4,432,465	7,146,965	(3,022)	3,733,169	2,060,495	2,080,124

(5,828,972)	(4,681,660)	(6,530)	(138,839)	(166,786)	(135,00)
(869,774)	(743,683)	(4)	(25,033)	(28,626)	—
(20)	—	(3)	—	—	—

(264,832)	(30,899)	(3,303)	(2,731,570)	(735,791)	(692,597)
(66,054)	(4,442)	(2)	(371,912)	(76,623)	—
(4)	—	(2)	—	—	—

(7,029,656)	(5,460,684)	(9,844)	(3,267,354)	(1,007,826)	(827,597)

31,243,808	21,157,517	1,929,454	2,792,114	5,452,043	7,139,638
5,426,688	3,693,261	9,821	2,789,962	870,464	801,373
(27,812,472)	(11,781,682)	(4,354)	(5,990,276)	(8,955,326)	(7,107,039)
14,742	3,214	—	700	88	1,704

8,872,766	13,072,310	1,934,921	(407,500)	(2,632,731)	835,681

11,461,861	1,750,132	1,000	129,975	5,054,077	—
582,515	464,750	6	396,945	104,928	—
(2,769,810)	(2,138,419)	—	(1,409,209)	(68,936)	—
2,014	511	—	—	—	—

9,276,580	76,974	1,006	(882,289)	5,090,069	—

1,009	—	1,000
23	—	4

1,032	—	1,004

294,000	—	—

18,444,378	13,149,284	1,936,931	(1,289,789)	2,457,338	835,681

15,847,187	14,835,565	1,924,065	(823,974)	3,510,007	2,088,208

81,454,476	66,618,911	—	38,585,263	35,075,256	32,987,048

$97,301,663	$81,454,476	$1,924,065	$37,761,289	$38,585,263	$35,075,256

$—	$(52,552)	$1,000	$13,028	$37,041	$65,651

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets — Shares of Beneficial Interest

	Balanced Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06

Individual Investor Class
Shares sold	12,109,036	12,824,254	1,543,838	2,518,518
Shares issued in reinvestment of distributions	5,337,375	5,472,811	972,471
Shares redeemed	(9,833,270)	(10,898,411)	(2,567,485)	(1,712,218)

Net increase (decrease) in shares outstanding	7,613,141	7,398,654	(51,176)	806,300

Institutional Class[1]
Shares sold	758,403		196,681
Shares issued in reinvestment of distributions	34,315		7,983
Shares redeemed	(519)		(1,856)

Net increase in shares outstanding	792,199		202,808

R Class[1]
Shares sold	39		71
Shares issued in reinvestment of distributions	2		9
Shares redeemed	—		—

Net increase in shares outstanding	41		80

[1]	Institutional and R Class Shares for the Balanced and Growth Funds and R Class shares for the High Yield Bond Fund were first made available for sale on April 2, 2007, Institutional Shares of the Women’s Equity Fund were first made available for sale on April 19, 2006.

[2]	For the period from April 1, 2007 to December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous period was audited by another independent registered accounting firm.
SEE NOTES TO FINANCIAL STATEMENTS

High Yield Bond Fund		Value Fund	Women’s Equity Fund
		Period From	Period From
Year Ended	Year Ended	9/17/07 through	4/1/07 through	Year Ended	Year Ended
12/31/07	12/31/06	12/31/07	12/31/07	3/31/07[2]	3/31/06[2]

3,632,702	2,517,619	192,586	120,435	254,341	345,475
635,104	439,153	991	127,804	39,765	38,106
(3,274,578)	(1,401,457)	(436)	(260,690)	(423,477)	(342,991)

993,228	1,555,315	193,141	(12,451)	(129,371)	40,590

1,360,020	206,736	100	5,646	241,053
68,424	55,291	1	18,167	4,798
(326,425)	(254,565)	—	(60,976)	(3,168)

1,102,019	7,462	101	(37,163)	242,683

118		100
3		—

—		—

121		100

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset	Net	Net
	value,	investment	realized and	Total from	From net	From net	Tax
	beginning	income	unrealized	investment	investment	realized	return of
	of period	(loss)[1]	gain (loss)[1]	operations	income	gains	capital

Balanced Fund
Individual Investor Class

For the Year Ended December 31, 2007	$24.53	$0.44	$1.87	$2.31	$0.43	$1.10	$—
For the Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
For the Year Ended December 31, 2005	23.22	0.31	0.94	1.25	0.28	0.54	—
For the Year Ended December 31, 2004	20.68	0.23	2.53	2.76	0.22	—	—
For the Year Ended December 31, 2003	17.82	0.20	2.87	3.07	0.20	—	0.01
Institutional Class

For the Period Ended December 31, 2007[6]	$24.95	$0.38	$1.56	$1.94	$0.33	$1.03	$—
R Class

For the Period Ended December 31, 2007[6]	$24.95	$0.45	$1.44	$1.89	$0.22	$1.03	$—

Growth Fund
Individual Investor Class

For the Year Ended December 31, 2007	$12.53	$(0.03)	$1.70	$1.67	$—	$1.64	$—
For the Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
For the Year Ended December 31, 2005	11.96	(0.07)	0.93	0.86	—	—	—
For the Year Ended December 31, 2004	9.80	(0.12)	2.28	2.16			—
For the Year Ended December 31, 2003	7.26	(0.09)	2.63	2.54			—
Institutional Class						—

For the Period Ended December 31, 2007[6]	$13.10	$0.12	$0.99	$1.11		$1.53	$—
R Class

For the Period Ended December 31, 2007[6]	$13.10	$0.04	$1.04	$1.09		$1.53	$—

High Yield Bond Fund
Individual Investor Class

For the Year Ended December 31, 2007	$8.54	$0.63	$(0.14)	$0.49	$0.63	$0.03	$—
For the Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00[7]	—
For the Year Ended December 31, 2005	8.85	0.57	(0.37)	0.20	0.59	0.06	0.05
For the Year Ended December 31, 2004	8.64	0.56	0.27	0.83	0.60	0.02	—
For the Year Ended December 31, 2003	7.89	0.54	0.75	1.29	0.54	—	—
Institutional Class

For the Year Ended December 31, 2007	$8.54	$0.65	$(0.17)	$0.48	$0.65	$0.03	$—
For the Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00	—
For the Year Ended December 31, 2005	8.85	0.59	(0.36)	0.23	0.62	0.06	0.05
For the Period Ended December 31, 2004[10]	8.44	0.34	0.46	0.80	0.37	0.02	—
R Class

For the Period Ended December 31, 2007[6]	$8.68	$0.45	$(0.29)	$0.16	$0.47	$0.03	$—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Portfolio turnover is representative of the fund; not annualized.

[5]	The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses	Net	including	excluding
			value,		end of	excluding	investment	custody	custody
Total	Redemption		end of	Total	period	custody	income	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)	credits	(loss)	waivers	and waivers	Turnover[4]

$1.53	$—		$25.31	9.44%	$2,444	0.96%	1.70%[5]	0.96%	0.96%	38%
1.64	—		24.53	10.71%	2,181	0.94%	1.54%[5]	0.94%	0.94%	29%
0.82	—		23.65	5.39%	1,929	0.96%	1.32%	0.96%	0.96%	22%
0.22	—		23.22	13.39%	1,462	0.95%	1.07%	0.95%	0.95%	33%
0.21	—		20.68	17.27%	1,224	0.99%	1.09%	0.99%	0.99%	19%

$1.36	$—		$25.53	7.84%	$20	0.71%	1.95%	0.71%	0.71%	38%

$1.25	$—		$25.59	7.61%	$—	1.21%	1.43%	1.21%	1.21%	38%

$1.64	$—		$12.56	13.39%	$105	1.51%	(0.19%)	1.50%	1.76%	66%
—	—		12.53	(2.26%)	106	1.50%	(0.56%)	1.50%	1.77%	117%
—	—		12.82	7.19%	98	1.51%	(0.56%)	1.50%	2.06%	105%
—	—		11.96	22.04%	65	1.51%	(1.09%)	1.50%	2.01%	93%
	—		9.80	34.99%	41	1.50%	(1.10%)	1.50%	2.56%	117%

$1.53	—		$12.68	8.53%	$3	1.26%	1.27%	1.25%	1.51%	66%

$1.53	$—		$12.66	8.37%	$0	1.76%	0.45%	1.75%	2.01%	66%

$0.66	$—	[7]	$8.37	5.80%[8]	$78	1.00%	7.31%	0.99%	1.44%	26%
0.62	—	[7]	8.54	10.11%	71	1.15%	7.35%	1.15%	1.70%	46%
0.70	—	[7]	8.35	2.32%	57	1.51%	6.57%	1.50%	2.26%	65%
0.62	—	[7]	8.85	10.00%	46	1.50%	6.46%	1.50%	2.13%	95%
0.54	—	[7]	8.64	16.90%	48	1.50%	6.56%	1.50%	2.07%[9]	131%

$0.68	$—	[7]	$8.34	5.68%	$19	0.75%	7.59%	0.74%	1.19%	26%
0.64	—	[7]	8.54	10.41%	10	0.88%	7.63%	0.88%	1.42%	46%
0.73	—	[7]	8.35	2.68%	10	1.16%	6.94%	1.15%	1.91%	65%
0.39	—	[7]	8.85	9.65%	6	1.15%	6.85%	1.15%	1.93%	95%

$0.50	$—		$8.34	1.94%	$0	1.25%	7.29%	1.24%	1.69%	26%

[6]	Per share data is reflected from class inception date of April 2, 2007.

[7]	Rounds to less than $0.01.

[8]	Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42% (Note F).

[9]	Includes additional expense reimbursement.

[10]	Per share data and total return for High Yield Bond Fund — Institutional Class reflected from class inception date of June 1, 2004.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Value Fund
Individual Investor Class

For the Period Ended December 31, 2007[6]	$10.00	$0.04	$(0.04)	$(0.01)	$0.03	$0.02	$—
Institutional Class

For the Period Ended December 31, 2007[6]	$10.00	$0.05	$(0.03)	$—	$0.04	$0.02	$—
R Class

For the Period Ended December 31, 2007[6]	$10.00	$0.04	$(0.04)	$(0.01)	$0.03	$0.02	$—

Women’s Equity Fund[7]
Individual Investor Class

For the Period Ended December 31, 2007	$21.86	$0.07	$2.13	$2.20	$0.10	$1.95	$—
For the Year Ended March 31, 2007[8]	21.24	0.11	1.10	1.21	0.11	0.48	—
For the Year Ended March 31, 2006[8]	20.48	0.08	1.18	1.26	0.08	0.42	—
For the Year Ended March 31, 2005[8]	19.40	0.05	1.05	1.10	0.02	—	—
For the Year Ended March 31, 2004[8]	14.67	(0.01)	4.74	4.73	—	—	—
For the Year Ended March 31, 2003[8]	18.50	0.01	(3.84)	(3.83)	—	—	—
Institutional Class

For the Period Ended December 31, 2007	$21.86	$0.13	$2.12	$2.25	$0.13	$1.95	$—
For the Period Ended March 31, 2007[9]	21.53	0.17	0.82	0.99	0.18	0.48	—

[1]	Per share information for the Value Fund is based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Portfolio turnover is representative of the fund; not annualized.

[5]	Rounds to less than $0.01.

[6]	Per share data for all classes of the Value Fund reflected from Fund inception date of September 17, 2007.

[7]	Effective October 29, 2007, the Women’s Equity Fund acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the five years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women’s Equity Fund.

[8]	Beginning with the period from April 1, 2007 through December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm.

[9]	Per share data for the Women’s Equity Fund Institutional Class reflected from class inception date of April 19, 2006.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)	credits	income	waivers	and waivers	Turnover[4]

$0.05	$—		$9.95	0.03%	$2	1.66%	1.33%	1.49%	15.27%	8%
$0.06	$—		$9.95	0.10%	$—	1.41%	1.58%	1.24%	15.02%	8%

$0.05	$—		$9.95	-0.05%	$—	1.91%	1.08%	1.74%	15.52%	8%

$2.05	$—	[5]	$22.01	10.13%	$33	1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[5]	21.86	5.67%	33	1.34%	0.50%	1.34%	1.79%	25%
0.50	—	[5]	21.24	6.20%	35	1.48%	0.38%	1.48%	1.96%	22%
0.02	—	[5]	20.48	5.66%	33	1.50%	0.30%	1.50%	1.98%	8%
—	—	[5]	19.40	32.24%	22	1.50%	-0.03%	1.50%	2.14%	16%
—	—	[5]	14.67	-20.75%	13	1.50%	-0.03%	1.50%	2.48%	16%

$2.08	$—	[5]	$22.03	10.37%	$5	0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[5]	21.86	4.57%	5	0.99%	0.91%	0.99%	1.50%	25%
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2007
Notes to Financial Statements
Pax World Funds Series Trust I
NOTE A — Organization and Summary of Significant Accounting Policies
Organization Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts. Each of the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Value Fund (“Value Fund”), and Pax World Women’s Equity Fund (“Women’s Equity Fund”) (each a “Fund” and collectively, the “Funds”) is a diversified series of the Trust.
The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, are involved in gambling as a main line of business or engage in unethical business practices.
The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities). On April 2, 2007, the Balanced Fund added Institutional and R Classes of shares.
The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects. On April 2, 2007, the Growth Fund added Institutional and R Classes of shares.
The High Yield Bond Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund’s primary objective. The Fund seeks to

December 31, 2007
achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB — by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”). On April 30, 2004, the High Yield Bond Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. On April 2, 2007, the High Yield Bond Fund added the R Class Shares. Operations of the Institutional Class of shares commenced on June 1, 2004.
The Value Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (such as common stocks, depositary receipts, rights and warrants, preferred stocks and securities convertible into common or preferred stocks) of companies that the Adviser believes are undervalued relative to their future growth prospects in relation to the market and their respective industry groups. All classes of the Value Fund were added on September 17, 2007 and operations for the Individual Investor class commenced on that date.
On October 29, the Women’s Equity Fund acquired the assets and assumed the liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Original Women’s Equity Fund”) pursuant to a plan of reorganization which was approved by the shareholders of the Original Women’s Equity Fund. Prior to the acquisition, the current Women’s Equity Fund had no assets or liabilities. Shares were transferred on a one-to-one basis for both Individual Investor Class (formerly referred to as “Retail Class”) and Institutional Class, in a tax free exchange, having no effect on the Fund’s operations. The Original Women’s Equity Fund had a fiscal year end of March 31; the current Women’s Equity Fund has a fiscal year end of December 31. Information shown herein for the five years ended March 31, 2007 and the period from April 1, 2007 through October 28, 2007 relates to the Original Women’s Equity Fund.
The Women’s Equity Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks). In selecting investments, the Adviser applies sustainable investing criteria, emphasizing companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs, and accountability among employees to assure implementation and observance of the same.

December 31, 2007
Notes to Financial Statements, continued
Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments Investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates market value.
If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s net asset value per share (“NAV”) may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined. At December 31, 2007, the High Yield Bond Fund held one security fair valued at $0, and the Women’s Equity Fund held one security fair valued at $515,000, representing 1.36% of the Fund’s net asset value.

December 31, 2007
The Funds’ net asset value is determined at the close of trading on the New York Stock Exchange (the “Exchange”), which usually is 4:00 p.m. Eastern time (the “NYSE Close”), on each business day that the Exchange is open for trading. Fund shares are not priced on days on which the Exchange is closed for trading. For purposes of calculating the net asset value, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearance or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed above. Information that becomes known to the Funds or their agents after the net asset value has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the net asset value determined earlier that day.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.
In September 2006, Financial Accounting Standards Board (“FASB”) Statement No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. FAS 157 provides a single definition of fair value, a hierarchy for measuring fair value and requires expanded disclosures about fair value measurements. In addition, in February 2007, FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“FAS 159”), also effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. Management is currently evaluating the application of FAS 157 and FAS 159 to the Funds. As of December 31, 2007, management does not believe the adoption of FAS 157 and FAS 159 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the financial statements.

December 31, 2007
Notes to Financial Statements, continued
Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.
In 2007, the Balanced Fund received a non-recurring other income item, a litigation settlement, in the amount of $1,250,000.
Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Value Fund and Women’s Equity Fund intend to declare and distribute dividends from net investment income, if any, semi-annually. The High Yield Bond Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption. The Funds will distribute net realized capital gains, if any, at least annually.
Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. The Trust has adopted a 12b-1 plan, applicable to certain classes of each of the Funds.
Prior to the acquisition, the Original Women’s Equity Fund charged transfer agent fees specific to each share class. For the period from April 1, 2007 through October 28, 2007, the Individual Investor Class (formerly Retail Class) and Institutional Class incurred $15,388 and $1,758 for transfer agent fees, respectively.
Federal Income Taxes Each of Funds have qualified and intend to qualify for and

December 31, 2007
elect treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended. The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.
The Balanced Fund, Growth Fund and High Yield Bond Fund were set up as individual Delaware corporations until they were redomiciled as separate series’ of a Massachusetts Business Trust, effective April 2, 2007. For the first quarter of 2007, the Funds were subject to state income taxes, as reflected on the Statements of Operations.
Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.
Redemption Fees The High Yield Bond Fund charges a 2.00% redemption fee on shares held for less than 45 days. The Women’s Equity Fund does not charge a redemption fee. However, prior to its acquisition, the Original Women’s Equity Fund charged a 2.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fees charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.
Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank & Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2(a)-7 money market fund.
The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the

December 31, 2007
Notes to Financial Statements, continued
Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.
A portion of the income generated upon investment of the collateral is remitted to the Borrower and the remainder is allocated between the Funds and the Agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.
NOTE B — Investment Advisory Fee and Transactions with Affiliated and Other Parties
The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management Corp. (the “Adviser”). Pursuant to the Agreement, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment strategies and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.
As compensation for services rendered, each Fund pays the Adviser a fee, accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Agreement, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of 0.75% of average daily net assets up to and including $25,000,000 and 0.50% of average daily net assets in excess of $25,000,000; and by each of the Growth and High Yield Bond Funds, as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of 1.00% of average daily net assets up to and including $25,000,000 and 0.75% of average daily net assets in

December 31, 2007
excess of $25,000,000. However, the Adviser has contractually agreed to reduce the High Yield Bond Fund’s management fee to 0.50% until at least December 31, 2008. The Adviser will be compensated by the Value Fund and Women’s Equity Funds at an annual rate of 0.70% and 0.75%, respectively.
Prior to the acquisition of the Women’s Equity Fund, the Fund’s former Adviser, FEMMX Financial (“FEMMX”) was compensated at an annual rate of 0.75% of average daily net assets. Prior to the acquisition, the Women’s Equity Fund was sub-advised by Boston Trust Investment Management, Inc., who was compensated by the former Adviser.
For the period ended December 31, 2007, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid
Balanced	$11,753.789
Growth	882,930
High Yield Bond	455,020
Value	3,715
Women’s Equity (paid to the Adviser)	49,926
Women’s Equity (paid to FEMMX)	166,277
The Adviser has contractually agreed to reimburse Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Individual	Institutional
Fund	Investor Class	Institutional Class	R Class
Balanced	1.50%	1.25%	1.75%
Growth	1.50%	1.25%	1.75%
High Yield Bond	0.99%	0.74%	1.24%
Value	1.49%	1.24%	1.74%
Women’s Equity	1.24%	0.99%	N/A
Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy

December 31, 2007
Notes to Financial Statements, continued
statements and prospectuses to shareholders. The Adviser has agreed to reimburse the High Yield Bond Fund for the amounts disclosed above until at least December 31, 2008. Prior to May 1, 2006, the High Yield Bond Fund Individual Investor Class and Institutional Class expenses were capped at 1.50% and 1.15%, respectively.
Prior to the acquisition on October 29, 2007, the Original Women’s Equity Fund’s expenses were limited to 1.34% and 0.99%, respectively.
For the period ended December 31, 2007, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

Fund	Total Expenses Reimbursed by Adviser
Growth — Individual Investor Class	$274,996
Growth — Institutional Class	348
High Yield Bond — Individual Investor Class	356,751
High Yield Bond — Institutional Class	52,681
Value — Individual Investor Class	73,118
Women’s Equity — Individual Investor Class	96,519
Women’s Equity — Institutional Class	16,283
The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor, PFPC Distributors, Inc., a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.
Prior to the acquisition, the Original Women’s Equity Fund had adopted a similar plan, paying its former Distributor, Quasar Distributors, LLC a fee equal to 0.25% of the annual average daily net assets attributable to its Retail share class (now Individual Investor Class).

December 31, 2007
All five Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the Funds have invested in the Pax World Money Market Fund, Inc. For the period ended December 31, 2007, the advisory fee was waived as follows:

Fund	Advisory Fee Waived for Money Market Investments
Balanced	$14,476
Growth	1,007
High Yield Bond	4,477
Value	23
Women’s Equity	128
Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.
Prior to October 29, 2007, U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, served as the Administrator (the “Administrator”) for the Original Women’s Equity Fund and, in that capacity, performed various administrative and accounting services for the Fund. USBFS also served as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepared various federal and state regulatory filings, reports and returns for the Fund; prepared reports and materials to be supplied to the trustees; monitored the activities of the Fund’s custodian, transfer agent and accountant; coordinated the preparation and payment of Fund expenses and reviewed the Fund’s expense accruals. For the period from April 1, 2007 through October 28, 2007, the Administrator received a monthly fee at the following annual rate:

First $100 million[1]	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
[1]$ 30,000 minimum
For the period from April 1, 2007 to October 28, 2007, the Fund incurred $33,422 in administration fees. The officers, including the Chief Compliance Officer, of the Original Women’s Equity Fund were employees of USBFS. For the period from

December 31, 2007
Notes to Financial Statements, continued
April 1, 2007 to October 28, 2007, the Fund paid $5,599 for services of this Chief Compliance Officer .
Quasar Distributors, LLC, (the “Former Distributor”), served as principal underwriter for shares of the Original Women’s Equity Fund, and acted as the Fund’s Distributor in a continuous public offering of the Fund’s shares. U.S. Bank, N.A., served as custodian (the “Former Custodian”) to the Fund through October 28, 2007. Both the Former Distributor and Former Custodian are affiliates of USBFS.
NOTE C — Investment Information
Purchases and proceeds from sales of investments for the three Funds for the period ended December 31, 2007 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds
Balanced	$741,490,112	$245,580,941	$687,736,095	$180,325,222
Growth	72,159,385	—	82,988,666	—
High Yield Bond	33,426,381	—	21,808,875	—
Value	2,019,757	—	141,506	—
Women’s Equity	11,092,176	—	17,132,508	—

[1]Excluding short-term investments and U.S. Government bonds.
The term “affiliated company” includes other investment companies that are managed by a fund’s adviser. At December 31, 2007, the Funds held the following investment in Pax World Money Market Fund, Inc., an affiliated company:

Fund	Value at 12/31/06	Purchased Cost	Sold Cost	Value at 12/31/07	Dividend Income
Balanced	$14,208,779	$602,674,485	$600,421,137	$16,462,127	$542,806
Growth	2,063,753	44,624,392	45,325,096	1,363,049	46,450
High Yield Bond	2,781,266	42,056,810	35,415,300	9,422,776	207,642
Value	—	354,139	341,000	13,139	1,344
Women’s Equity	—	4,012,310	2,256,000	1,756,610	5,251
A “controlled affiliate” is a company in which a fund has ownership of at least 25% of the voting securities. At December 31, 2007, none of the Funds held 25% or more of the Pax World Money Market Fund, Inc.

December 31, 2007
For federal income tax purposes, the identified cost of investments owned at December 31, 2007 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2007 were as follows for the Funds:

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)
Balanced	$2,070,129,224	$532,212,601	$52,211,979	$480,000,622
Growth	125,873,760	15,915,409	4,081,786	11,833,623
High Yield Bond	111,101,713	1,079,004	2,960,685	(1,881,681)
Value	1,891,199	93,834	103,076	(9,241)
Women’s Equity	30,330,856	7,969,618	584,107	7,385,511
At December 31, 2007, the High Yield Bond Fund, Value Fund and Women’s Equity Fund had unrealized foreign currency gains of $4,318; $7; and $79; respectively. The Balanced Fund had an unrealized foreign currency loss of $3,875.
Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At December 31, 2007, the High Yield Bond Fund held $18,619,624 or 19.14% of net assets in securities exempt from registration under Rule 144A of the Act.
At December 31, 2007, the High Yield Bond Fund held $4,006,064 of illiquid securities, representing 4.12% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

December 31, 2007
Notes to Financial Statements, continued
NOTE D — Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available for capital loss carryforwards) under income tax regulations.
For the year ended December 31, 2007, permanent differences resulting from different treatments for paydown transactions, foreign currency transactions, REIT investments and net investment loss were identified and reclassified among the components of net assets as follows:

	Undistributed Net	Accumulated Net	Paid-In
Fund	Investment Income	Realized Gain (Loss)	Capital
Balanced	$(691,475)	$691,475	$—
Growth	210,531	(210,531)	—
High Yield Bond	56,395	237,604	(293,999)
Value	489	645	(1,134)
Women’s Equity	(1,961)	1,961	—
Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in foreign denominated securities and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.
The tax character of distributions paid during 2007 and 2006 was as follows:

December 31, 2007

	Distributions paid in 2007		Distributions paid in 2006
	Ordinary	Long-term	Ordinary	Long-term
Fund	income	capital gains	income	capital gains
Balanced	$39,076,403	$101,734,188	$32,594,411	$106,759,384
Growth	1,383,259	11,358,937	—	—
High Yield Bond	7,029,656	—	5,424,955	35,729
Value	9,844	—	—	—
Women’s Equity[1]	233,598	3,033,756	195,412	812,414

[1]	For Women’s Equity Fund, distributions paid in 2006 represent those paid during fiscal year ending March 31, 2007, and distributions paid in 2007, represent those paid during the nine months ended December 31, 2007.
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Other	Net unrealized
	Ordinary	long-term	Temporary	Appreciation
Fund	income	capital gains	Differences	(depreciation)
Balanced	$—	$24,284,549	$3,241	$480,000,622
Growth	—	2,470,930	—	11,833,623
High Yield Bond	176,763	—	6,855	(1,881,681)
Value	1,000	—	(3,491)	(9,241)
Women’s Equity	14,989	1,189,429	(1,882)	7,385,511
During the period from November 1, 2007 through December 31, 2007, the Value Fund incurred a capital loss of $3,498 and a foreign currency loss of $21; and the Women’s Equity Fund incurred a foreign currency loss of $1,961. These losses are treated for Federal income tax purposes as if they occured on January 1, 2008. Accordingly, during 2007 the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.
The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, (“FIN 48”), effective for the current fiscal year. As of December 31, 2007, Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2004 through 2007). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended December 31, 2007, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

December 31, 2007
Notes to Financial Statements, continued
NOTE E — Custodian Bank and Custodian Fees
The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended December 31, 2007, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits
Balanced	$18,449
Growth	7,418
High Yield Bond	5,571
Value	914
Women’s Equity	203
NOTE F — Other
In March 2005, the High Yield Bond Fund and the Adviser contacted the Securities & Exchange Commission regarding the Adviser’s internal controls with regard to retention of corporate records of the Fund. The Adviser has informed the Funds that it believes that this matter is not likely to have a material adverse effect on the High Yield Bond Fund or the Adviser’s ability to manage the Fund.
In 2007, the Individual Investor Class of the High Yield Bond Fund received a payment of $197,873 from Pax World Management Corp., the Fund’s Adviser, and a payment of $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001-2003. The total of these reimbursements increased the net asset value of the Individual Investor Class of the Fund by approximately $0.03.

December 31, 2007
Report of Ernst & Young LLP,
Independent Registered Public Accountant
To the Board of Trustees and Shareholders of Pax World Funds Series I Trust
We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Pax World Growth Fund, Pax World High Yield Bond Fund, Pax World Value Fund and Pax World Women’s Equity Fund (collectively, the “Funds”, the five funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations for the year ended March 31, 2007 and the statement of changes in net assets for each of the two years in the period ended March 31, 2007 and the financial highlights for each of the five years in the period ended March 31, 2007 of the Pax World Women’s Equity Fund, were audited by another independent registered public accounting firm whose report dated May 18, 2007, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Pax World Growth Fund, Pax World High Yield Bond Fund, Pax World Value Fund and Pax World Women’s Equity Fund of Pax World Funds Series Trust I, at December 31, 2007, the results of their operations and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 22, 2008

December 31, 2007
Proxy Voting (Unaudited)
You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.
The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.
Quarterly Portfolio Holdings Disclosure (Unaudited)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

December 31, 2007
Management of the Funds (Unaudited)
The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.
Officers/Trustees
The table on the following page reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.
None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Pax World Balanced Fund, $133,250; Pax World Growth Fund, $57,156; Pax World High Yield Bond Fund, $57,156; Pax World Value Fund, $8,969; and Pax World Women’s Equity Fund, $10,536.

December 31, 2007
Interested Trustees and Officers

	Position(s) Held with the	Principal Occupation(s) During Past	Number of
	Trust; Term of Office[1], and	5 Years and Other Directorships Held	Portfolios
Name and Age	Length of Time Served	by Trustee or Officer	overseen

Laurence A. Shadek (58)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of H.G. Wellington (1986– present); Executive Vice President of Pax World Money Market Fund (1998-present); Chairman of the Board of Directors of the Pax World Balanced Fund (1996– 2006), Pax World Growth Fund (1997–2006), and Pax World High Yield Bond Fund (1999–2006); member of the Board of Trustees of Franklin & Marshall College (1998- present).	5

Joseph Keefe (54)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005–present) and President (2006–present) of the Adviser; President of Pax World Money Market Fund (2006-present); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005– 2006); President of New Circle Communications LLC (2000–2005); Co-Chair of The Carbon Coalition (2003– present); member of the Boards of Directors of On Belay (2006–present), Americans for Campaign Reform (2003–present), and the Social Investment Forum (2000–2006).	6

John Boese (45)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of the Adviser (2006– present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000– 2006).	N/A

Maureen Conley (45)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005–present) and Manager of Shareholder Services (2000–2005) for the Adviser.	N/A

Alicia K. DuBois (48)	Treasurer (since 2006)	Chief Financial Officer for the Adviser (2006–present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001–2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005–2006)	N/A

Janet Lawton Spates (38)	Assistant Treasurer (since 2006)	Vice President of Administration (2006–present), Treasurer (1998–2006) and Chief Financial Officer (2001–2006) of the Adviser; Treasurer (1998–2006) of the Pax World Balanced Fund; Assistant Treasurer (1997–2005) and Treasurer (2005–2006) of the Pax World Growth Fund; Assistant Treasurer (1999–2005) and Treasurer (2005–2006) of the Pax World High Yield Bond Fund.	N/A

December 31, 2007
Disinterested Trustees

	Position(s) Held with the	Principal Occupation(s) During Past	Number of
	Trust; Term of Office[1],and	5 Years and Other Directorships Held	Portfolios
Name and Age	Length of Time Served	by Trustee or Officer	overseen

Adrian P. Anderson (53)[2]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors,LLC (2004–present); Senior Consultant of Gray and Co.(1999–2004).	5

Stephen Curwood (60)[3]	Trustee (since 2007)	Executive Producer and Host, Public Radio International’s LIVING ON EARTH (1989–Present); Senior Host, National Public Radio’s World of Opera (1990–2003); Visiting Lecturer, Harvard University, Environmental Science and Public Policy (1997-2003); Freelance author and writer (1969–present); President, World Media Foundation, Inc.; Trustee, Haverford College, Haverford, Pennsylvania; Trustee, Woods Hole Research Center, Falmouth, Massachusetts.	5

Carl H. Doerge, Jr. (69)[2]	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995–present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998–present); member of the Board of Directors (1998–present) and Chairman of the Investment Committee (1999–present) of St.John- land Nursing Home in Kings Park, NY.	5

Cynthia Hargadon (52)[3]	Trustee (since 2006)	Managing Director of CRA Rogers Casey (2006– present); Senior Consultant of North Point Advisors, LLC (2003–2006); President of Potomac Asset Management, Inc. (2000–2002).	5

Louis F. Laucirica (65)[2]	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present).	5

Nancy S. Taylor (52)[3]	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005- present); Minister and President, Massachusetts Conference, United Church of Christ (2001–2005); Trustee, Andover Newton Theological School (2002– present); Board of Managers, Old South Meeting House (2005–present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003–present).	5

[1]	Trustees of the Funds hold office until a successor shall have been chosen and shall have qualified. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor shall have been chosen and shall have qualified.

December 31, 2007

[2]	Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Fund Trustees have determined that the Funds have two “financial experts” (as defined under Regulation S-K of the 1933 Act, as amended, and the Securities Exchange Act of 1934, as amended) serving on the Audit Committee, namely Messrs. Carl H. Doerge, Jr. and Adrian P. Anderson.

[3]	Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for recommending and considering Board candidates, reviewing and advising the Board practices and compensation, and overseeing regulatory and fiduciary compliance matters.
The Statement of Additional Information includes additional information about the Fund Trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time of by visiting our website at www.paxworld.com.

Account Options and Services
At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.
Types of Accounts
Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.
Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.
Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.
SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.
SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.
Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.
403(b)(7) Plan This plan is available to employees of nonprofit organizations.
Services
Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.
Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.
www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection — our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.
Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.
This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectuses contain this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com. Distributor: PFPC Distributors, Inc. member of FINRA (2/08).

PO Box 9824
Providence, RI 02940
800.767.1729
www.paxworld.com
info@paxworld.com

Printed On Recycled Paper

Item 2. Code of Ethics.
As of December 31, 2007, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
     (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $209,495 and $183,604 for the fiscal years ended December 31, 2007 and 2006, respectively.
     (b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2007 and 2006, respectively.
     (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $58,105 and $36,500 for the fiscal years ended December 31, 2007 and 2006, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.
     (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2007 and 2006, respectively.
     (e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.
          (2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
     (f) Not applicable.
     (g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $52,797, for the fiscal years ended December 31, 2007 and 2006, respectively.
     (h) The members of the Registrant’s Audit Committee have considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and has determined that the provision of such services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
     Not applicable.
Item 6. Schedule of Investments.
     A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11. Controls and Procedures.
     (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on

Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
     (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a) (1) Code of ethics that is the subject of the disclosure required by Item 2.
(2) Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.
          (3) Not applicable.
     (b) Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe

Joseph F. Keefe, President

Date	February 22, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe

Joseph F. Keefe, President (Principal Executive Officer)

Date	February 22, 2008

By (Signature and Title)	/s/ Alicia K. DuBois

Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 22, 2008

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